EXHIBIT 10.2


                       EOG RESOURCES, INC.

                          SAVINGS PLAN








                     As Amended and Restated
                    Effective January 1, 2005




                        TABLE OF CONTENTS

                                                            Page

ARTICLE I   DEFINITIONS                                      I-1
     1.1  "Account"                                          I-1
     1.2  "Active Service"                                   I-1
     1.3  "Actual Contribution Ratio"                        I-1
     1.4  "Actual Deferral Percentage"                       I-1
     1.5  "Actual Deferral Ratio"                            I-2
     1.6  "Affiliated Employer"                              I-2
     1.7  "Aggregate Accounts"                               I-2
     1.8  "Aggregation Group"                                I-2
     1.9  "Annual Additions"                                 I-2
     1.10 "Annual Compensation"                              I-2
     1.11 "Annuity Starting Date"                            I-3
     1.12 "Beneficiary"                                      I-3
     1.13 "Board of Directors"                               I-3
     1.14 "Code"                                             I-3
     1.15 "Committee"                                        I-3
     1.16 "Company Stock"                                    I-3
     1.17 "Considered Compensation"                          I-3
     1.18 "Contribution"                                     I-3
     1.19 "Contribution Percentage"                          I-4
     1.20 "Determination Date"                               I-4
     1.21 "Direct Rollover"                                  I-4
     1.22 "Disability"                                       I-4
     1.23 "Distributee"                                      I-4
     1.24 "Eligible Retirement Plan"                         I-4
     1.25 "Eligible Rollover Distribution"                   I-5
     1.26 "Employee"                                         I-5
     1.27 "Employer" or "Employers"                          I-6
     1.28 "ERISA"                                            I-6
     1.29 "Excess 401(k) Contributions"                      I-6
     1.30 "Excess Aggregate 401(m) Contributions"            I-6
     1.31 "Excess Deferral"                                  I-6
     1.32 "Five Percent Owner"                               I-6
     1.33 "Former Member"                                    I-6
     1.34 "Highly Compensated Employee"                      I-6
     1.35 "Hour of Service"                                  I-6
     1.36 "Key Employee"                                     I-6
     1.37 "Leased Employee"                                  I-7
     1.38 "Limitation Year"                                  I-7
     1.39 "Member"                                           I-7
     1.40 "Minimal Benefits Employee"                        I-7
     1.41 "Non-Highly Compensated Employee"                  I-8
     1.42 "Non-Key Employee"                                 I-8
     1.43 "Period of Service"                                I-8
     1.44 "Period of Severance"                              I-8
     1.45 "Plan"                                             I-8
     1.46 "Plan Year"                                        I-8
     1.47 "Qualified Nonelective Employer Contribution"      I-8
     1.48 "Regulation"                                       I-8
     1.49 "Retirement Age"                                   I-8
     1.50 "Rollover Contribution"                            I-8
     1.51 "Section 401(k) Contributions"                     I-9
     1.52 "Section 401(m) Contributions"                     I-9
     1.53 "Service"                                          I-9
     1.54 "Severs Service"                                   I-9
     1.55 "Sponsor"                                          I-9
     1.56 "Temporary Employee"                               I-9
     1.57 "Top-Heavy Plan"                                   I-9
     1.58 "Transferred"                                      I-9
     1.59 "Trust"                                            I-9
     1.60 "Trustee"                                          I-9
     1.61 "Trust Fund"                                      I-10
     1.62 "USERRA"                                          I-10
     1.63 "Valuation Date"                                  I-10

ARTICLE II  ACTIVE SERVICE                                  II-1
     2.1  When Active Service Begins                        II-1
     2.2  Aggregation of Service                            II-1
     2.3  Eligibility Computation Periods                   II-1
     2.4  Periods of Service of Less Than One Year          II-1
     2.5  Service Prior to Severance                        II-1
     2.6  Active Service for Temporary Employees            II-1
     2.7  Periods of Severance Due to Child Birth or
          Adoption                                          II-2
     2.8  Transfers                                         II-2
     2.9  Employment Records Conclusive                     II-2
     2.10 Coverage of Certain Previously Excluded Employees II-2
     2.11 Military Service                                  II-2

ARTICLE III ELIGIBILITY RULES                              III-1
     3.1  Eligibility Requirements                         III-1
     3.2  Eligibility Upon Reemployment                    III-1
     3.3  Frozen Participation                             III-1

ARTICLE IV  CONTRIBUTIONS AND THEIR LIMITATIONS             IV-1
     4.1  Employee After Tax Contributions                  IV-1
     4.2  Rollover Contributions and Direct Transfers       IV-1
     4.3  Salary Deferral Contributions                     IV-2
     4.4  Employer Matching Contributions                   IV-2
     4.5  Employer Discretionary Contributions              IV-3
     4.6  Restoration Contributions                         IV-3
     4.7  Qualified Nonelective Employer Contribution       IV-3
     4.8  Top-Heavy Contribution                            IV-3
     4.9  Contributions Required on Return From Military
          Service                                           IV-3
     4.10 Deadline for Payment of Contributions             IV-3
     4.11 Limitations Based Upon Deductibility and the
          Maximum Allocation Permitted to a Member's
          Account                                           IV-4
     4.12 Dollar Limitation on Salary Deferral
          Contributions                                     IV-4
     4.13 Limitation Based Upon Actual Deferral Percentage  IV-5
     4.14 Limitation Based Upon Contribution Percentage     IV-6
     4.15 Alternative Limitation Based Upon Actual Deferral
          Percentage and Contribution Percentage            IV-8
     4.16 Excess Deferral Fail Safe                         IV-8
     4.17 Actual Deferral Percentage Fail Safe              IV-9
     4.18 Contribution Percentage Fail Safe                IV-10
     4.19 Alternative Limitation Fail Safe                 IV-11
     4.20 Income Allocable to Excess 401(k) and
          Aggregate 401(m) Contributions                   IV-11
     4.21 Return of Contributions for Mistake,
          Disqualification or Disallowance of Deduction    IV-11

ARTICLE V   PARTICIPATION                                    V-1
     5.1  Allocation of Employee Contributions               V-1
     5.2  Allocation of Rollover Contributions and Direct
          Transfers                                          V-1
     5.3  Allocation of Salary Deferral Contributions        V-1
     5.4  Allocation of Employer Matching Contributions      V-1
     5.5  Allocation of Employer Discretionary Contributions V-1
     5.6  Allocation of Restoration Contributions            V-1
     5.7  Allocation of Qualified Nonelective Employer
          Contributions                                      V-1
     5.8  Allocation of Top-Heavy Contributions              V-2
     5.9  Effect of Transfers Upon Allocations               V-2
     5.10 Application of Forfeitures                         V-2
     5.11 Scheduled Allocation of Income or Losses and
          Appreciation or Depreciation                       V-2
     5.12 Interim Allocation of Income or Losses and
          Appreciation or Depreciation                       V-2
     5.13 Member Control Over Assets in His or Her Account   V-4
     5.14 Permitted Actions                                  V-6
     5.15 Requirements of Investment Alternatives Made
          Available under this Part C                        V-7

ARTICLE VI  DISTRIBUTIONS AND FORFEITURES                   VI-1
     6.1  Valuation of Accounts for Distributions           VI-1
     6.2  Distribution on Death                             VI-1
     6.3  Distribution on Retirement                        VI-1
     6.4  Distribution on Disability                        VI-1
     6.5  Distribution on Severance From Service            VI-1
     6.6  Distribution on Issuance of a Qualified Domestic
          Relations Order                                   VI-2
     6.7  Forfeiture on Severing Service With All
          Affiliated Employers                              VI-3
     6.8  Forfeiture by Lost Members or Beneficiaries;
          Escheat                                           VI-3
     6.9  Form of Distributions                             VI-3
     6.10 Adjustment of Value of Distribution               VI-4
     6.11 Normal Time for Distribution                      VI-4
     6.12 Time Limit For Distribution                       VI-4
     6.13 Protected Benefits                                VI-4

ARTICLE VII WITHDRAWALS AND LOANS                          VII-1
     7.1  Valuation of Accounts for Withdrawals and Loans  VII-1
     7.2  Withdrawals of Employee After Tax and Rollover
          Accounts                                         VII-1
     7.3  Withdrawal for Financial Hardship                VII-1
     7.4  Withdrawals On or After Age 59 1/2               VII-2
     7.5  Loans                                            VII-2

ARTICLE VIII GENERAL PROVISIONS APPLICABLE TO FILING A
             CLAIM, DISTRIBUTIONS TO MINORS AND NO
             DUPLICATION OF BENEFITS                      VIII-1
     8.1  Claims Procedure                                VIII-1
     8.2  No Duplication of Benefits                      VIII-2
     8.3  Distributions to Disabled or Minors             VIII-2

ARTICLE IX  TOP-HEAVY REQUIREMENTS                          IX-1
     9.1  Application                                       IX-1
     9.2  Top-Heavy Test                                    IX-1
     9.3  Vesting Restrictions if Plan Becomes Top-Heavy    IX-2
     9.4  Minimum Contribution if Plan Becomes Top-Heavy    IX-2
     9.5  Coverage Under Multiple Top-Heavy Plans           IX-3

ARTICLE X   ADMINISTRATION OF THE PLAN                       X-1
     10.1  Appointment, Term of Service & Removal            X-1
     10.2  Powers                                            X-1
     10.3  Organization                                      X-2
     10.4  Quorum and Majority Action                        X-2
     10.5  Signatures                                        X-2
     10.6  Disqualification of Committee Member              X-2
     10.7  Disclosure to Members                             X-2
     10.8  Standard of Performance                           X-2
     10.9  Liability of Committee and Liability Insurance    X-2
     10.10 Exemption from Bond                               X-3
     10.11 Compensation                                      X-3
     10.12 Persons Serving in Dual Fiduciary Roles           X-3
     10.13 Administrator                                     X-3
     10.14 Standard of Judicial Review of Committee Actions  X-3
     10.15 Officer Status                                    X-4

ARTICLE XI  TRUST FUND AND CONTRIBUTIONS                    XI-1
     11.1 Funding of Plan                                   XI-1
     11.2 Incorporation of Trust                            XI-1
     11.3 Authority of Trustee                              XI-1
     11.4 Allocation of Responsibility                      XI-1

ARTICLE XII ADOPTION OF PLAN BY OTHER EMPLOYERS            XII-1
     12.1 Adoption Procedure                               XII-1
     12.2 No Joint Venture Implied                         XII-1
     12.3 All Trust Assets Available to Pay All Benefits   XII-1
     12.4 Qualification a Condition Precedent to Adoption
          and Continued Participation                      XII-1

ARTICLE XIII AMENDMENT AND WITHDRAWAL OR TERMINATION      XIII-1
     13.1 Right to Amend                                  XIII-1
     13.2 Limitation on Amendments                        XIII-1
     13.3 Each Employer Deemed to Adopt Amendment Unless
          Rejected                                        XIII-1
     13.4 Amendment Applicable Only to Members Still
          Employed Unless Amendment Specifically Provides
          Otherwise                                       XIII-2
     13.5 Mandatory Amendments                            XIII-2
     13.6 Withdrawal of Employer                          XIII-2
     13.7 Termination of Plan                             XIII-3
     13.8 100% Vesting Required on Partial or Complete
          Termination or Complete Discontinuance          XIII-3
     13.9 Distribution Upon Termination                   XIII-3

ARTICLE XIV XIV-1

ARTICLE XV  MISCELLANEOUS                                   XV-1
     15.1 Plan Not An Employment Contract                   XV-1
     15.2 Benefits Provided Solely From Trust               XV-1
     15.3 Anti-Alienation Provision                         XV-1
     15.4 Requirements Upon Merger or Consolidation of
          Plans                                             XV-2
     15.5 Gender and Number                                 XV-2
     15.6 Severability                                      XV-2
     15.7 Governing Law; Parties to Legal Actions           XV-2

ARTICLE XVI VOTING OF COMPANY STOCK AND TENDER OFFERS      XVI-1
     16.1 Voting of Company Stock                          XVI-1
     16.2 Tender Offers                                    XVI-1
     16.3 Shares Credited                                  XVI-3
     16.4 Conversion                                       XVI-3
     16.5 Named Fiduciary                                  XVI-3

ARTICLE XVII MINIMUM DISTRIBUTION REQUIREMENTS            XVII-1
     17.1 General Rules                                   XVII-1
     17.2 Time and Manner of Distribution                 XVII-1
     17.3 Required Minimum Distributions During
          Participant's Lifetime                          XVII-2
     17.4 Required Minimum Distributions After
          Participant's Death                             XVII-3
     17.5 Definitions                                     XVII-4



                EOG RESOURCES, INC. SAVINGS PLAN

     EOG Resources, Inc. has entered into the following
Agreement:

                           WITNESSETH:

     WHEREAS, EOG Resources, Inc. has heretofore adopted a qualified profit sharing plan with a 401(k) feature and exempt trust for the exclusive benefit of its employees and their beneficiaries; and

     WHEREAS, it has been determined that the plan should now be completely amended, restated and continued without a gap or lapse in coverage, time or effect which would cause any Member to become fully vested or entitled to distribution, in order to
(a) effect numerous technical changes for the benefit of eligible employees and beneficiaries, and (b) to ensure the plan's qualification under the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended; and

     WHEREAS, it is intended that other business organizations may adopt this plan and its related trust for the exclusive benefit of their employees and their employees' beneficiaries;

     NOW, THEREFORE, this Agreement is entered into in order to set forth the terms of that profit sharing plan with a 401(k) feature which are as follows:


                            ARTICLE I

                           DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning.

     1.1 "Account" means all ledger accounts pertaining to a Member which are maintained by the Committee to reflect the Member's interest in the Trust Fund. The Committee shall establish the following Accounts and any additional Accounts that the Committee considers necessary to reflect the entire interest of the Member in the Trust Fund. Each of the Accounts listed below and any additional Accounts established by the Committee shall reflect the Contributions or amounts transferred to the Trust Fund, if any, and the appreciation or depreciation of the assets in the Trust Fund and the income earned or loss incurred on the assets in the Trust Fund attributable to the Contributions and/or other amounts transferred to the Account.

          (a) Employee After Tax Contribution Account - The Member's after tax contributions, if any.

          (b) Salary Deferral Contribution Account - The Member's before tax contributions, if any.

          (c) Employer Matching Contribution Account - The Employer's matching contributions allocated to the Member, if any.

          (d)  Employer Discretionary Contribution Account  - The
     Employer's discretionary contributions, if any.

          (e) Qualified Nonelective Employer Contribution Account - The Employer's Qualified Nonelective Employer Contributions allocated to the Member, if any.

          (f) Rollover Account - Funds transferred from another qualified plan or IRA Account for the benefit of a Member.

     1.2 "Active Service" means the Periods of Service which are counted for either eligibility or vesting purposes as calculated under Article II.

     1.3 "Actual Contribution Ratio" means for an Employee the ratio of Section 401(m) Contributions actually paid into the Trust on behalf of the Employee for a Plan Year to the Employee's Annual Compensation earned while the Employee was a Member for the same Plan Year.

     1.4 "Actual Deferral Percentage" means for a specified group of Employees for a Plan Year the average of the ratios
(calculated separately for each Employee in the group) of the sum of Section 401(k) Contributions actually paid into the Trust on behalf of each Employee for that Plan Year to the Employee's Annual Compensation earned while the Employee was a Member for the same Plan Year.

     1.5  "Actual Deferral Ratio" means for an Employee the ratio of
Section 401(k) Contributions actually paid into the Trust on behalf of the Employee for a Plan Year to the Employee's Annual
Compensation earned while the Employee was a Member for the same
Plan Year.

     1.6 "Affiliated Employer" means the Employer and any employer which is a member of the same controlled group of corporations within the meaning of section 414(b) of the Code, which is a trade or business (whether or not incorporated) which is under common control within the meaning of section 414(c) of the Code, which is a member of an affiliated service group within the meaning of section 414(m) of the Code with the Employer, or which is required to be aggregated with the Employer under section 414(o) of the Code. For purposes of the limitation on allocations contained in Part B of Article V, the definition of Affiliated Employer is modified by substituting the phrase more than 50 percent in place of the phrase at least 80 percent each place the latter phrase appears in section 1563(a)(1) of the Code.

     1.7 "Aggregate Accounts" means the total of all Account balances derived from Employer Contributions and Employee
Contributions.

     1.8 "Aggregation Group" means (a) each plan of the Employer or any Affiliated Employer in which a Key Employee is a Member and (b) each other plan of the Employer or any Affiliated Employer which enables any plan in (a) to meet the requirements of either section 401(a)(4) or 410 of the Code. Any Employer may treat a plan not required to be included in the Aggregation Group as being a part of the group if the group would continue to meet the requirements of sections 401(a)(4) and 410 of the Code with that plan being taken into account.

     1.9 "Annual Additions" means the sum of the following amounts credited on behalf of a Member for the Limitation Year:
(a) Employer Contributions, (b) Employee After Tax Contributions, and (c) forfeitures. Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions for a Plan Year are treated as Annual Additions for that Plan Year even if they are corrected through distribution or recharacterization. Excess Deferrals that are timely distributed as set forth in Section 4.12 shall not be treated as Annual Additions.

     1.10 "Annual Compensation" means wages within the meaning of section 3401(a) of the Code and all other payments of compensation to an Employee by the Affiliated Employer for which a written statement is required to be furnished under sections 6041(d), 6051(a)(3), and 6052 of the Code (but determined without regard to any rules under section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed) as modified by including elective contributions under a cafeteria plan described in section 125 of the Code, elective contributions to any plan qualified under section 401(k), 408(k), or 403(b) of the Code, and, effective January 1, 2001, elective contributions under a plan described in section 132(f) of the Code. Except for purposes of Part B of Article V of the Plan, Annual Compensation in excess of $150,000.00 or, effective for any Plan Year beginning after December 31, 2001, $200,000.00 (each as adjusted by the Secretary of Treasury) shall be disregarded. If the Plan Year is ever less than 12 months the $150,000.00 or $200,000.00, as applicable, limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12. For purposes of determining an Employee's Actual Contribution Ratio or Actual Deferral Ratio, Annual Compensation shall include only compensation earned during the portion of the Plan Year that the Employee was eligible to participate in the Plan.

     Effective for Plan Years and Limitation Years beginning on and after January 1, 2002, for purposes of this Section, amounts under Section 125 include any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage. However, an amount will be treated as an amount under
Section 125 only if the Employer does not request or collect information regarding the participant's other health coverage as part of the enrollment process for the health plan.

     1.11 "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Member to the benefit.

     1.12 "Beneficiary" or Beneficiaries means the person or persons, or the trust or trusts created for the benefit of a natural person or persons or the Member's or Former Member's estate, designated by the Member or Former Member to receive the benefits payable under this Plan upon his death.

     1.13 "Board of Directors" means the board of directors, the executive committee or other body given management responsibility for the Sponsor.

     1.14 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     1.15 "Committee" means the committee appointed by the Sponsor to administer the Plan.

     1.16 "Company Stock" means EOG Resources, Inc. common stock.

     1.17 "Considered Compensation" means as to each Employee, that Employee's Annual Compensation as modified further by excluding the following items (even if includable in gross income):
overtime, bonuses, commissions, reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits. Considered Compensation in excess of $150,000.00 or, effective for any Plan Year beginning after December 31, 2001, $200,000.00 (each as adjusted by the Secretary of Treasury) shall be disregarded. If the Plan Year is ever less than 12 months the $150,000.00 or $200,000.00, as applicable, limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

     1.18 "Contribution" means the total amount of contributions made under the terms of this Plan. Each specific type of Contribution shall be designated by the type of contribution made as follows:

          (a) Employee After Tax Contribution - After tax contributions made by the Employee.

          (b) Salary Deferral Contribution - Contributions made by the Employer under the Employee's salary deferral agreement.

          (c) Employer Matching Contribution - Matching contributions made by the Employer.

          (d) Employer Discretionary Contribution - Contributions made by the Employer on a discretionary basis.

          (e) Qualified Nonelective Employer Contribution - Qualified Nonelective Employer Contributions made by the Employer as a means of passing the actual deferral percentage test of section 401(k) of the Code or the actual contribution percentage test of section 401(m) of the Code.

          (f) Rollover Contribution - Contributions made by a Member which consist of any part of an Eligible Rollover Distribution (as defined in section 402 of the Code) from a qualified employee trust described in section 401(a) of the Code or an IRA Rollover Account.

     1.19 "Contribution Percentage" means for a specified group of Employees for a Plan Year the average of the ratios (calculated separately for each Employee in the group) of the sum of
Section 401(m) Contributions actually paid into the Trust on behalf of each Employee for that Plan Year to the Employee's Annual Compensation earned while the Employee was a Member for that Plan Year.

     1.20 "Determination Date" means for a given Plan Year the last day of the preceding Plan Year or in the case of the first Plan
Year the last day of that Plan Year.

     1.21 "Direct Rollover" . means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     1.22 "Disability" means any medically determinable physical or mental impairment that is deemed to be a disability by the Social Security Administration Department for purpose of receiving a Primary Social Security Disability benefit, or any such total and permanent physical or mental impairment which is determined to make the individual eligible to receive a disability benefit in accordance with the provisions of the Employer's insured long term disability plan, if applicable to such Employee, by the insurance carrier underwriting such plan.

     1.23 "Distributee" means an Employee or former Employee, and in addition, the Employee's or former Employee's surviving spouse or the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of the spouse or former spouse.

     1.24 "Eligible Retirement Plan" means (1) an individual retirement account described in section 408(a) of the Code, (2) an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), (3) an annuity plan described in section 403(a) of the Code, (4) a qualified plan described in section 401(a) of the Code that is a defined contribution plan that accepts the Distributee's Eligible Rollover Distribution, (5) effective for a distribution on or after January 1, 2002, an eligible deferred compensation plan described in section 457(b) of the Code that is maintained by an eligible employer described in section 457(e)(1)(A) of the Code but only if the plan agrees to separately account for amounts rolled into such plan, or (6) effective for a distribution on or after January 1, 2002, an annuity contract described in section 403(b) of the Code. However, in the case of an Eligible Rollover Distribution made prior to January 1, 2002, and after the death of a Member to a Distributee who is the Member's surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     1.25 "Eligible Rollover Distribution" as defined in
section 402 of the Code means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent the distribution is required under section 401(a)(9) of the Code; (c) the portion of any distribution that is not includible in gross income, unless, for a distribution made on or after January 1, 2002, the Eligible Retirement Plan to which the distribution is transferred (i) agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of the distribution which is not includible in gross income or
(ii) is an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code (other than endowment contract);
(d) effective for distributions after December 31, 1998 but prior to January 1, 2002, any financial hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code; and (e) effective for distributions after December 31, 2001, any distribution which is made upon hardship of the Employee.

     If the Plan accepts a Rollover Contribution which the Trustee reasonably concludes is qualified under this Section of the Plan, and subsequently it is determined that such distribution was not qualified, the Trustee shall distribute the amount of such rollover distribution, plus earnings thereon, to the Member in compliance with applicable Regulations.

     1.26 "Employee" means all common law employees of each Employer exclusive of the following classifications:
(a) employees working outside of the United States unless the Committee elects to cover or continue to cover them in this Plan and (b) all Leased Employees who are required to be treated as common law employees under section 414(n) of the Code unless the Plan's qualified status is dependent upon coverage of the Leased Employees. Independent contractors are not common law employees and are therefore not within the defined term Employee as used in this Plan. The determination of whether a person is within an excluded class or is an independent contractor shall be made by the Committee in its sole discretion as granted in Article X. However, if either one or more individuals who are classified as Leased Employees or independent contractors are later determined to be in fact common law employees of an Employer, they are nevertheless to be excluded as a classification unless the Plan's qualified status is dependent upon the coverage of that classification of persons.

     1.27 "Employer" or "Employers" means the Sponsor and any other business organization which has adopted this Plan.

     1.28 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.29 "Excess 401(k) Contributions" means, with respect to any Plan Year, the excess of (a) the aggregate amount of
Section 401(k) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over
(b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section 4.13 of the Plan.

     1.30 "Excess Aggregate 401(m) Contributions" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(m) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over
(b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section 4.14 of the Plan.

     1.31 "Excess Deferral" means that part, if any, of the Salary Deferral Contribution of a Member for his taxable year which, when added to the amounts he deferred under other plans or arrangements described in sections 401(k), 408(k) and 403(b) of the Code, exceeds the deferral dollar limitation permitted by section 402(g) of the Code.

     1.32 "Five Percent Owner" means an Employee who is a 5-percent owner as defined in section 416(i) of the Code.

     1.33 "Former Member" means a person who was at one time a Member who received allocations of Contributions and who is no longer a Member under the Plan, but still has an Account balance in the Plan.

     1.34 "Highly Compensated Employee" means, effective January 1, 1997, an Employee or an employee of an Affiliated Employer who:
(a) during the Plan Year or the preceding Plan Year was at any time a Five Percent Owner or (b) for the preceding year had Annual Compensation in excess of $80,000.00 (as adjusted from time to time by the Secretary of the Treasury) and was in the group consisting of the top 20 percent of the Employees when ranked on the basis of Annual Compensation paid during the preceding year. A former Member will be treated as a Highly Compensated Employee if he was a Highly Compensated Employee when he Severed Service or he was a Highly Compensated Employee at any time after attaining age 55. Non-resident aliens who receive no earned income from the employer which constitutes income from sources within the United States are excluded.

     1.35 "Hour of Service" means each hour for which an Employee is paid or entitled to payment for the performance of duties with an Affiliated Employer.

     1.36 "Key Employee" means, prior to January 1, 2002, an Employee or former or deceased Employee or Beneficiary of an Employee who at any time during the Plan Year or any of the four preceding Plan Years is (a) an officer of any Affiliated Employer having Annual Compensation greater than 50 percent of the annual addition limitation of section 415(b)(1)(A) of the Code for the Plan Year, (b) one of the ten employees having Annual Compensation from an Employer or any Affiliated Employer of greater than 100 percent of the annual addition limitation of section 415(c)(1)(A) of the Code for the Plan Year and owning or considered as owning (within the meaning of section 318 of the Code) the largest interest in any Affiliated Employer, treated separately, (c) a Five Percent Owner of any Affiliated Employer, treated separately, or (d) a one percent owner of any Affiliated Employer, treated separately, having Annual Compensation from any Affiliated Employer of more than $150,000.00. For this purpose no more than 50 employees or, if fewer, the greater of three employees or ten percent of the employees shall be treated as officers. Section 416(i) of the Code shall be used to determine percentage of ownership. For the purpose of the test set out in
(b) above, if two or more employees have the same interest in an Employer, the employee with the greater Annual Compensation from the Affiliated Employer shall be treated as having the larger interest.

     "Key Employee" means, effective January 1, 2002, an Employee or former or deceased Employee who at any time during the Plan Year that includes the determination date was an officer of any Affiliated Employer having Annual Compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a Five-Percent Owner of any Affiliated Employer, or a one-percent owner of any Affiliated Employer having Annual Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

     1.37 "Leased Employee" means, effective January 1, 1997, any person who (a) is not a common law employee of an Affiliated Employer, (b) pursuant to an agreement between an Affiliated Employer and any other person, has performed services for an Affiliated Employer (or for an Affiliated Employer and related persons determined in accordance with section 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least one year and (c) performs the services under primary direction and control of the recipient.

     1.38 "Limitation Year" means the year used for purposes of applying the limitations under section 415 of the Code. The
Limitation Year shall be the Plan Year unless the Employer affirmatively, by resolution, designates another limitation year.

     1.39 "Member" means the person or persons employed by an Employer who are eligible to participate in this Plan.

     1.40 "Minimal Benefits Employee" means any Employee who is ineligible to receive the following benefits:

          (a) coverage under any of the health and welfare plans included under the EOG Resources, Inc. Flexible Benefits Plan (including but not limited to the following: life insurance, accidental death & dismemberment insurance, business travel insurance, medical insurance, dental insurance, vision insurance and any flexible spending accounts established under the plan);

          (b) participation in the EOG Resources, Inc. Money Purchase Pension Plan;

          (c) allocations of Employer Matching Contributions under the Plan; and

          (d) any flex credits, bonuses, PBAs, bus passes or parking benefits, health club memberships, educational assistance, or severance pay benefits that may be offered by the Employer to its employees from time to time.

     1.41 "Non-Highly Compensated Employee" means any Employee who is not a Highly Compensated Employee.

     1.42 "Non-Key Employee" means any Employee who is not a Key
Employee.

     1.43 "Period of Service" means a period of employment with an Affiliated Employer which commences on the day on which an Employee performs his initial Hour of Service or performs his initial Hour of Service upon returning to the employ of an Affiliated Employer, whichever is applicable, and ends on the date the Employee Severs Service.

     1.44 "Period of Severance" means the period of time which commences on the date an Employee Severs Service and ends on the date the Employee again performs an Hour of Service.

     1.45 "Plan" means the EOG Resources, Inc. Savings Plan, including all subsequent amendments.

     1.46 "Plan Year" means the calendar year. The Plan Year shall be the fiscal year of this Plan.

     1.47 "Qualified Nonelective Employer Contribution" means the
Employer's Contribution, if any, made as a means of passing the Actual Deferral Percentage test or the Contribution Percentage test.

     1.48 "Regulation" means the Internal Revenue Service regulation specified, as it may be changed from time to time.

     1.49 "Retirement Age" means 65 years of age, but may mean 55 years of age, the earliest date at which a Member may retire, if the Member has completed five years of Service and desires voluntarily to retire early. Once a Member has attained his Retirement Age he shall be 100% vested at all times.

     1.50 "Rollover Contribution" means the amount contributed by a Member to his Account in this Plan which consists of any part or all of an Eligible Rollover Distribution; provided, however, that effective January 1, 2002, the Plan will not accept a Member rollover contribution of after-tax employee contributions from a qualified plan described in section 401(a) of the Code, or any portion of a distribution from a qualified plan described in section 403(a) of the Code, an annuity contract described in section 403(b) of the Code, an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state or an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over.

     1.51 "Section 401(k) Contributions" means the sum of Salary Deferral Contributions made on behalf of the Member during the Plan Year and Qualified Nonelective Employer Contributions that the Employer elects to have treated as Section 401(k) Contributions pursuant to section 401(k)(3)(D)(ii) of the Code to the extent that those contributions are not used to enable the Plan to satisfy the minimum contribution requirements of section 416 of the Code.

     1.52 "Section 401(m) Contributions" means the sum of Employer Matching Contributions and Employee After Tax Contributions made on behalf of the Member during the Plan Year and Qualified Nonelective Employer Contributions that the Employer elects to have treated as Section 401(m) Contributions pursuant to section 401(m)(3)(B) of the Code to the extent that those contributions are not used to enable the Plan to satisfy the minimum contribution requirements of section 416 of the Code.

     1.53 "Service" means the period or periods that a person is paid or is entitled to payment for performance of duties with an Affiliated Employer.

     1.54 "Severs Service" means the earlier of the following events: (a) the Employee's quitting, retiring, dying or being discharged, (b) the completion of a period of 365 continuous days in which the Employee remains absent from Service (with or without pay) for any reason other than quitting, retiring, dying or being discharged, such as vacation, holiday, sickness, disability, leave of absence, layoff or any other absence or
(c) the second anniversary of the commencement of a continuous period of absence occasioned by the reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee or the caring for the child for a period commencing immediately after the child's birth or placement.

     1.55 "Sponsor" means EOG Resources, Inc. or any other organization which assumes the primary responsibility for maintaining this Plan with the consent of the last preceding
Sponsor.

     1.56 "Temporary Employee" means an Employee classified by the Committee as a temporary employee.

     1.57 "Top-Heavy Plan" means any plan which has been determined to be top-heavy under the test described in Article IX of this Plan.

     1.58 "Transferred" means an Employee's termination of employment with one Employer and his contemporaneous commencement of employment with another Employer.

     1.59 "Trust" means the one or more trust estates created to fund this Plan.

     1.60 "Trustee" means collectively one or more persons or entities with trust powers which have been appointed by the initial Sponsor and have accepted the duties of Trustee and any and all successor or successors appointed by the Sponsor or successor Sponsor.

     1.61 "Trust Fund" means all of the trust estates established under the terms of this Plan to fund this Plan, whether held to fund a particular group of Accounts or held to fund all of the Accounts of Members, collectively.

     1.62 "USERRA" means the Uniformed Services Employment And
Reemployment Rights Act of 1994 which was enacted on October 13,
1994 as Public Law 103-353 and which amended Chapter 43 of Title
38 of the United States Code.

     1.63 "Valuation Date" means the day or days each Plan Year selected by the Committee on which the Trust Fund is to be valued which cannot be less frequent than annual. One or more Accounts may have different Valuation Dates from other Accounts. The Valuation Date must be announced to all Members and Former Members who have Account Balances and shall remain the same until changed by the Committee and announced to the Members. Until changed by the Committee, the Valuation Date shall be daily.


                           ARTICLE II

                         ACTIVE SERVICE

     2.1 When Active Service Begins. For purposes of eligibility and vesting, Active Service begins when an Employee first performs an Hour of Service for an Affiliated Employer or an employer the stock or assets of which were or are acquired by an Employer or Affiliated Employer without regard to whether a predecessor plan was maintained. Once an Employee has begun Active Service for purposes of eligibility or vesting and Severs Service he shall recommence Active Service for those purposes when he again performs an Hour of Service for an Affiliated Employer. For purposes of the Plan, Active Service shall include service performed with Enron Corp. or one of its subsidiaries if the Employee was employed by the Employer on August 16, 1999.

     2.2 Aggregation of Service. When determining an Employee's Active Service, all Periods of Service, whether or not completed consecutively, shall be aggregated on a per day basis. Thirty days shall be counted as one month and 12 months shall be counted as one year. For purposes of eligibility and vesting, only full years of Active Service shall be counted, any fractional year shall be dropped.

     2.3 Eligibility Computation Periods. For the purpose of determining eligibility and vesting, the initial period shall begin on the day the Employee first performs an Hour of Service and each future year shall begin on the anniversary of that date.

     2.4 Periods of Service of Less Than One Year. If an Employee performs an Hour of Service within 12 months after he Severs
Service, the intervening Period of Severance shall be counted as a Period of Service.

     2.5 Service Prior to Severance. If an Employee incurs a Period of Severance of one year or more, all Periods of Service prior to that Period of Severance shall not count as Active Service until the Employee has completed a Period of Service of one year or more after his return to Service. If an Employee Severs Service at a time when he does not have any vested right to amounts credited to his Employer Matching Contribution Account or Employer Discretionary Contribution Account and the Period of Severance continues for a continuous period of five years or more, the Period of Service completed by the Employee before the Period of Severance shall not be taken into account if his Period of Severance equals or exceeds his Period of Service, whether or not consecutive, completed before the Period of Severance.

     2.6 Active Service for Temporary Employees. A Temporary Employee shall receive one year of Active Service credit for eligibility purposes for each Computation Period described below in which he has 1,000 or more Hours of Employment with the Employer and all Affiliated Employers or an employer the stock or assets of which were or are acquired by an Employer or Affiliated Employer without regard to whether a predecessor plan was maintained.

     Once a Temporary Employee attains 1,000 or more Hours of Employment, he or she shall be eligible to receive Employer Matching Contributions under the Plan, if any, regardless of the number of Hours of Employment the Temporary Employee may work in future Computation Periods.

     The initial Computation Period for eligibility is the 12-consecutive-month period starting with the Temporary Employee's first day of employment (or reemployment) for which he is entitled to be credited with one Hour of Employment, and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

     If a Temporary Employee incurs a Period of Severance of one year or longer, any prior Period of Service shall not count as Active Service for vesting until he has completed one year of Service during which he has completed 1,000 Hours of Employment after he returns to employment. If a Temporary Employee severs Service at a time when he has no vested interest in any funds contributed by the Employer, other than salary deferral contributions, if any, and (a) his Period of Severance is continuous for five years or more, and (b) the Period of Severance is equal to or longer than his prior Period of Service, then any prior Period of Service shall not count as Active Service for eligibility or vesting.

     2.7 Periods of Severance Due to Child Birth or Adoption. If the period of time between the first anniversary of the first day of an absence from Service by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee or for purposes for caring for the child for a period beginning immediately after the birth or placement and the second anniversary of the first day of the absence occurs during or after the first Plan Year beginning after December 31, 1984, it shall neither be counted as a Period of Service nor of Severance.

     2.8 Transfers. If an Employee is Transferred from one Employer to another, his Active Service shall not be interrupted and he shall continue to be in Active Service for purposes of eligibility, vesting and allocation of Contributions and/or forfeitures. If an Employee is transferred to the service of an Affiliated Employer that has not adopted the Plan he shall not have Severed Service; however, even though he shall continue to be in Active Service for eligibility and vesting purposes he shall not receive any allocation of Contributions or forfeitures.

     2.9 Employment Records Conclusive. The employment records of the Employer shall be conclusive for all determinations of Active
Service.

     2.10 Coverage of Certain Previously Excluded Employees. Any Employee who is no longer excludable because he or she is no longer included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer where retirement benefits were the subject of good faith bargaining shall immediately become eligible for membership if he meets the eligibility requirements. All his Service with any Affiliated Employer that would have been counted had he not been previously excluded shall now be counted as Active Service for eligibility and vesting purposes.

     2.11 Military Service. A Member who leaves the employ of an Employer to enter the armed services of the United States and is covered by USERRA shall not be deemed to have broken his continuous employment if he is reemployed under USERRA. And, the Member shall be awarded Active Service upon reemployment for each period served by him in the uniformed services for eligibility, vesting and benefit accrual purposes.


                           ARTICLE III

                        ELIGIBILITY RULES

     3.1 Eligibility Requirements. Effective January 1, 2005, each Employee shall be eligible to participate in this Plan beginning on the later of (a) date on which the Employee completes one Hour of Service or (b) the date the Employee attains age 18. Notwithstanding the requirements outlined above, a Temporary Employee shall be eligible to participate in the Plan for purposes of receiving an Employer Matching Contribution and Employer Discretionary Contribution on the later of (a) the date the Employee attains age 18, or (b) the date the Employee completes 1,000 Hours of Employment during one Computation
Period. However, all Employees who are included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer shall be excluded, even if they have met the requirements for eligibility, if there has been good faith bargaining between the Employer and the Employees' representative pertaining to retirement benefits and the agreement does not require the Employer to include those Employees in this Plan. In addition, all Employees who are nonresident aliens and who receive no earned income from the Employer that constitutes income from sources within the United States shall be excluded. Notwithstanding any other provision of the Plan to the contrary, effective as of March 1, 2001, each Employee classified by the Employer as a Minimal Benefits
Employee shall be excluded from being eligible to receive allocations of Employer Matching Contributions and Employer Discretionary Contributions under the Plan even if such Employee has satisfied the requirements for eligibility to receive an allocation of the Employer Matching Contributions and Employer Discretionary Contributions and is having Salary Deferral Contributions made on his behalf by the Employer.

     3.2 Eligibility Upon Reemployment. If an Employee Severs Service with the Employer for any reason after fulfilling the eligibility requirements but prior to the date he initially begins participating in the Plan, the Employee shall be eligible to begin participation in this Plan on the day he first completes an Hour of Service upon his return to employment with an Employer. Once an Employee has become eligible to be a Member, his eligibility shall continue until he Severs Service. A former Member shall be eligible to recommence participation in this Plan on the first day he completes an Hour of Service upon his return to employment with an Employer.

     3.3 Frozen Participation. An employee employed by an Affiliated Employer, which has not adopted this Plan, cannot actively participate in this Plan even though he accrues Active Service. Likewise, if an Employee: (a) is transferred from an Employer to an Affiliated Employer which has not adopted this Plan, (b) is a Member of this Plan when he is excluded from this Plan because he becomes excluded under the provisions of a collective bargaining agreement or because he becomes a Leased Employee or an independent contractor and he has not had a complete termination of his contractual relationship with all Affiliated Employers, or
(c) is a Member of the Plan when he is employed outside the United States and is not designated by the Committee to continue to be eligible to participate, his participation becomes inactive. Under these circumstances, the Member's Account becomes frozen: he cannot contribute to the Plan nor can he share in the allocation of any Employer Contribution or forfeitures for the frozen period. However, his Accounts shall continue to share in any appreciation or depreciation of the Trust Fund and in any income earned or losses incurred by the Trust Fund during the frozen period of time. Once the contract or contracts of an independent contractor, who has a frozen
Account, have expired with all Affiliated Employers in a good-faith and complete termination of the contractual relationship and no renewal is expected or once an employee who has a frozen Account terminates his employment with all Affiliated Employers, he shall have Severed Service for purposes of distribution of benefits.


                           ARTICLE IV

               CONTRIBUTIONS AND THEIR LIMITATIONS

                     PART A.   CONTRIBUTIONS

     4.1 Employee After Tax Contributions. The Committee may permit Employee After Tax Contributions to be made by Members from time to time. If the Committee permits Contributions by Members, the opportunity must be made available to all Members on a nondiscriminatory basis. If the Committee decides to stop all Contributions by Members, the Contributions to the effective date of the announcement shall be retained in the Trust Fund subject to the right of withdrawal described under this Plan.

     Employee After Tax Contributions are limited to an amount which, when added to the other amounts required to be taken into consideration, will not exceed the limit set by section 415 of the Code and will meet the Contribution Percentage test described in section 401(m) of the Code.

     Changes in the rate of Employee After Tax Contributions and suspension of those Contributions shall be permitted under any uniform method determined from time to time by the Committee.

     4.2 Rollover Contributions and Direct Transfers. The Committee may permit Rollover Contributions by Members and/or direct transfers to or from another qualified plan on behalf of Members from time to time. If Rollover Contributions and/or direct transfers to or from another qualified plan are permitted, the opportunity to make those Contributions must be made available to all Members on a nondiscriminatory basis. For this purpose, all Employees of an Employer who are in a classification which may participate in this Plan shall be considered to be Members of the Plan even though they may not have met the eligibility requirements. However, they shall not be entitled to elect to have Salary Deferral Contributions or Employee After Tax Contributions or share in any Employer Contribution unless and until they have met the requirements for eligibility and allocation.

     A Rollover Contribution shall not be accepted unless it is directly rolled over to this Plan in a roll over described in section 401(a)(31) of the Code and the property is acceptable to the Trustee. A direct transfer of assets from another qualified plan in a transfer subject to the requirements of section 414(l) of the Code shall not be accepted if it was at any time part of the plan which contained a right, feature or benefit not contained in this Plan unless the Committee, in its sole discretion, agrees to continue to provide that right, feature or benefit to that portion of the Member's Account.

     Rollover Contributions shall have no effect upon the amount permitted to be allocated to a Member's Account under section 415 of the Code, or the amount contributed to the Plan by a Member under Section 4.1.

     4.3  Salary Deferral Contributions.

          (a) Generally. Each Employer shall contribute for each Plan Year the amount by which the Member's Considered Compensation is reduced as a result of a salary deferral agreement, from one percent (1%) to twenty-five percent (25%) (effective January 1,
     2005) of the Member's Considered Compensation for the Plan Year, less the amount of the Member's Employee After Tax Contribution, if any.

          The election to have Salary Deferral Contributions made, the ability to change the rate of Salary Deferral Contributions, the right to suspend Salary Deferral Contributions, and the manner of commencing new Salary Deferral Contributions shall be permitted under any uniform method determined from time to time by the Committee.

          (b) Catch-Up Contributions. Effective January 1, 2002, all Employees who are eligible to make Salary Deferral Contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. In addition, the Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12),
     410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

     4.4 Employer Matching Contributions. Effective for the period beginning on August 31, 1999 and ending on December 31, 1999, each Employer shall contribute for each Plan Year an amount, for each Member who is employed by one of the Employers at the end of the month, which is equal to fifty percent (50%) of the Member's Salary Deferral Contribution not in excess of four percent (4%) of the Member's Considered Compensation. Effective January 1,
2000, each Employer shall contribute for each Plan Year an amount which is equal to one hundred percent (100%) of the Member's
Salary Deferral Contribution not in excess of six percent (6%) of the Member's Considered Compensation. Although Employer Matching Contributions are made on a payroll-by-payroll basis, the Committee will apply the 6% and 100% limitations on a Plan Year basis and will make any necessary additional Employer Matching Contributions as may be required so that each Member shall receive an Employer Matching Contribution equal to one hundred percent (100%) of the Member's Salary Deferral Contribution not in excess of six percent (6%) of the Member's Considered Compensation on a Plan Year basis. The Employer will not make any Employer Matching Contributions under the Plan in the form of Company Stock. A Member, regardless of his age, may make a diversification election at any time to exercise investment discretion with respect to the amounts in his Employer Matching Contribution Account that are invested in Company Stock. The Employer shall not make any Employer Matching Contributions on catch-up contributions referred to in Section 4.3(b).

     An Employer Matching Contribution shall not be made with respect to amounts that must be distributed to the Member because of Code sections 401(k), 401(m) or 402(g). Therefore, if inadvertent Employer Matching Contributions were made on behalf of a Member on amounts that must be distributed to the Member, that excess amount, plus any earnings, shall be refunded to the Employer

     4.5 Employer Discretionary Contributions. Each Employer shall contribute for each Plan Year an amount, if any, which is designated by the Board of Directors in its sole discretion to be the Employer Discretionary Contribution for the Plan Year.

     4.6 Restoration Contributions. Each Employer shall contribute for each Plan Year an amount, which when added to previously unapplied and unallocated forfeitures, shall equal the amounts which were not vested and therefore forfeited by Members who have previously terminated but who have now become entitled to have their forfeited amounts restored plus an amount equal to the value of all forfeited benefits for Members who formerly could not be located, but have now filed a claim.

     4.7 Qualified Nonelective Employer Contribution. Each Employer concerned shall contribute for a given Plan Year an amount, if any, which is designated by the Board of Directors to be the Qualified Nonelective Employer Contribution for the Plan Year.

     A Member's right to benefits derived from Qualified
Nonelective Employer Contributions made to the Plan on his behalf shall be nonforfeitable. In no event will Qualified Nonelective
Employer Contributions be distributed before Salary Deferral
Contributions may be distributed.

     4.8 Top-Heavy Contribution. Each Employer concerned shall contribute for a given Plan Year an amount which is equal to the amount, if any, necessary to fulfill the Top-Heavy Plan requirements found in Article IX if the Plan is determined to be a Top-Heavy Plan.

     4.9 Contributions Required on Return From Military Service. If a Member leaves the employ of an Employer to enter the armed services of the United States and is covered by USERRA and is reemployed under USERRA, the Employer shall make a contribution equal to the amount of the Employer Discretionary Contributions which would have been allocated to the Member's Account if he had remained in the employ of the Employer for the period of time he was covered by USERRA. In addition, the Member may make additional catch up Salary Deferral Contributions during a period beginning on his date of reemployment and ending on the earlier of (a) three times the period of his qualified military service and (b) five years equal to the maximum amount he could have made and the Employer must make the appropriate Employer Matching Contributions. The Employer shall not make any contribution for lost earnings or failure to share in forfeitures.

     4.10 Deadline for Payment of Contributions. The Employee After Tax Contributions and the Salary Deferral Contributions are to be paid to the Trustee in installments. The installment for each payroll period is to be paid as of the end of the payroll period and shall be paid as soon as administratively feasible but in any event not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions) for its taxable year which ends with or next follows the end of the Plan Year for which the Contribution is to be made. The
Employer's Contribution for a Plan Year must be paid into the Trust Fund in one or more installments not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions) for its taxable year for which it is to take the deduction. If the Contribution is paid after the last day of the Employer's taxable year but prior to the date it files its tax return (including extensions), it shall be treated as being received by the Trustee on the last day of the taxable year if (a) the Employer notifies the Trustee in writing that the payment is being made for that taxable year or (b) the Employer claims the Contribution as a deduction on its federal income tax return for the taxable year.

        PART B.   LIMITATIONS APPLICABLE TO CONTRIBUTIONS

     4.11 Limitations Based Upon Deductibility and the Maximum Allocation Permitted to a Member's Account. Notwithstanding any other provision of this Plan, no Employer shall make any contribution that would be a nondeductible contribution within the meaning of section 4972 of the Code or that would cause the limitation on allocations to each Member's Account within the meaning of section 415 of the Code to be exceeded. For a further description of the limitation on allocations and the corrections permitted, see Part B of Article V.

     4.12 Dollar Limitation on Salary Deferral Contributions. The maximum Salary Deferral Contribution that a Member may elect to have made on his behalf during the Member's taxable year may not, when added to the amounts deferred under other plans or arrangements described in sections 401(k), 408(k) and 403(b) of the Code exceed the limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 4.3(b) of the Plan and section 414(v) of the Code, if applicable.

     For purposes of applying the requirements of Section 4.13 and Article IX, Excess Deferrals shall not be disregarded merely because they are Excess Deferrals or because they are distributed in accordance with this Section. However, Excess Deferrals made to the Plan on behalf of Non-Highly Compensated Employees are not to be taken into account under Section 4.13.

     If the Member makes elective deferrals, as defined in Regulations issued pursuant to section 402(g) of the Code, to more than one plan, which exceed the limit described above in the aggregate, such Member may elect a distribution of a part or all of such excess amount what has been contributed to the Plan. An election to receive a distribution of such Excess Deferrals must be in writing and must include the Employee's certification that the specified amount is an Excess Deferral. Such election must be made not later than the first March 15th following the close of the Plan Year in which such Excess Deferrals occurred. Upon such election, the excess amount specified by the Member shall be distributed to the Member not later than the first April 15th following the close of the Plan Year in which such Excess Deferrals occurred. The amount of such excess to be distributed shall be reduced by the amount of any excess contributions previously distributed for the Plan Year beginning within the taxable year for which the excess under this Section is distributed.

     In the event Employer Matching Contributions that have been made on behalf of the Member that relate to the Excess Deferrals distributed pursuant to the previous paragraph become discriminatory due to the above distribution, the Employer may distribute such excess contributions to the Member if such contributions meet the definition of Excess Aggregate 401(m) Contributions under the Plan. If the Employer Matching Contributions cannot be distributed as Excess Aggregate 401(m) Contributions, the excess contributions shall be forfeited in accordance with applicable sections of the Code and Regulations.

     4.13 Limitation Based Upon Actual Deferral Percentage. The Actual Deferral Percentage for eligible Highly Compensated Employees for any Plan Year must bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the preceding Plan Year which meets either of the following tests:

          (a) the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral
     Percentage of all other eligible Employees multiplied by 1.25; or

          (b) the excess of the Actual Deferral Percentage of the eligible Highly Compensated Employees over that of all other eligible
     Employees is not more than two percentage points, and the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by two.

     For the initial Plan Year of this Plan and for the initial Plan Year of any Employer which adopts this Plan as its separate plan, the amount taken into account as the Actual Deferral Percentage of Non-highly Compensated Employees for the preceding Plan Year shall be (a) three percent or (b) if the Employer makes an election under this subclause (b), the Actual Deferral Percentage of Non-highly Compensated Employees for the first Plan year.

     For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Salary Deferral Contributions for all or part of the Plan Year. A person who is suspended from making Salary Deferral Contributions because he has made a withdrawal is an eligible Employee. If no Salary Deferral Contributions are made for an eligible Employee, the Actual Deferral Ratio that shall be included for him in determining the Actual Deferral Percentage is zero.

     If this Plan and any other plan or plans which include cash or deferred arrangements are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in this Plan and the other plans shall be treated as one plan for these tests. If any Highly Compensated Employee is a Member of this Plan and any other cash or deferred arrangements of the Employer, when determining the deferral percentage of the Employee, all of the cash or deferred arrangements are treated as one. If the Employer elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of section 401(k)(3)(A)(i) of the Code, the Employer may, in determining whether the arrangement meets the requirements of section 401(k)(3)(A)(ii), exclude from consideration all eligible Employees (other than Highly Compensated Employees) who are not 21 years of age or have not completed one year of Active Service by the end of the Plan Year.

     The Actual Deferral Percentages are to be calculated and the provisions of this Section are to be applied, separately, for each Employer which constitutes a separate controlled group or affiliated service group.

     A Salary Deferral Contribution will be taken into account under the Actual Deferral Percentage test of Code section 401(k) and this Section for a Plan Year only if it relates to Annual Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election). In addition, a Section 401(k) Contribution will be taken into account under the Actual Deferral Percentage test of Code section 401(k) and this Section for a Plan Year only if it is allocated to an Employee as of a date within that Plan Year. For this purpose of a Section 401(k) Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after that date and the Section 401(k) Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which the Section 401(k) Contribution relates.

     Failure to correct Excess 401(k) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan's cash or deferred arrangement to be disqualified for the Plan Year for which the Excess 401(k) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a 10% excise tax on the amount of Excess 401(k) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

     In the event Employer Matching Contributions that have been made on behalf of the Member that relate to the Excess 401(k) Contributions distributed in accordance with Plan provisions become discriminatory as a result of such distribution, the Employer may distribute such excess contributions to the Member if such contributions meet the definition of Excess Aggregate 401(m) Contributions under the Plan. If the Employer Matching Contributions cannot be distributed as Excess Aggregate 401(m) Contributions, the excess contributions shall be forfeited in accordance with applicable sections of the Code and Regulations.

     4.14 Limitation Based Upon Contribution Percentage.  The
Contribution Percentage for eligible Highly Compensated Employees for any Plan Year must not exceed the greater of the following:

          (a) the Contribution Percentage for all other eligible Employees for the preceding Plan Year multiplied by 1.25; or

          (b) the lesser of the Contribution Percentage for all other eligible Employees for the preceding Plan Year multiplied by two, or the Contribution Percentage for all other eligible Employees for the preceding Plan Year plus two percentage points.

     For the initial Plan Year of this Plan and for the initial Plan Year of any Employer which adopts this Plan as its separate plan, the amount taken into account as the Contribution Percentage of Non-highly Compensated Employees for the preceding Plan Year shall be (a) three percent or (b) if the Employer makes an election under this subclause (b), the Contribution Percentage of Non-highly Compensated Employees for the first Plan Year.

     For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Employee After Tax Contributions or to receive an allocation of Employer Matching Contributions under the Plan for all or part of the Plan Year. A person who is suspended from making Employee After Tax Contributions because he has made a withdrawal, a person who would be eligible to receive an allocation of Employer Matching Contributions but for his election not to participate, and a person who would be eligible to receive an allocation of Employer Matching Contributions but for the limitation on his Annual Additions imposed by section 415 of the Code, are all eligible Employees.

     If no Section 401(m) Contributions are made on behalf of an eligible Employee, the Actual Contribution Ratio that shall be included for him in determining the Contribution Percentage is zero. If this Plan and any other plan or plans to which
Section 401(m) Contributions are made are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, this Plan and those plans are to be treated as one. The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of an Affiliated Employer to which employee or matching contributions are made is calculated by treating all the plans in which the Employee is eligible to participate as one plan. However, plans that are not permitted to be aggregated under Regulation section 1.410(m)- 1(b)(3)(ii) are not aggregated for this purpose.

     A Matching Employer Contribution will be taken into account under this Section for a Plan Year only if (a) it is allocated to the Employee's Account as of a date within the Plan Year, (b) it is paid to the Trust no later than the end of the 12 month period beginning after the close of the Plan Year, and (c) it is made on behalf of an Employee on account of his Salary Deferral Contributions for the Plan Year.

     If the Employer elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of section 410(b) of the Code, the Employer may, in determining whether the arrangement meets the requirements of section 401(m)(2) of the Code exclude from consideration all eligible Employees (other than Highly Compensated Employees) who are not 21 years of age or have not completed one year of Active Service by the end of the Plan Year.

     The Contribution Percentage shall be calculated and the provisions of this Section applied, separately, for each Employer which constitutes a separate controlled group or affiliated service group.

     At the election of the Employer, a Member's Salary Deferral Contributions, and Qualified Nonelective Employer Contributions made on behalf of the Member during the Plan Year shall be treated as Section 401(m) Contributions that are Employer Matching Contributions provided that the conditions set forth in Regulation section 1.401(m)-1(b)(5) are satisfied. Salary Deferral Contributions may not be treated as Employer Matching Contributions for purposes of the Contribution Percentage test unless the contributions, including those taken into account for purposes of the test, satisfy the Actual Deferral Percentage test set forth in Section 4.13. Salary Deferral Contributions and Qualified Nonelective Employer Contributions may not be taken into account for purposes of the test to the extent that those contributions are taken into account in determining whether any other contributions satisfy the Actual Deferral Percentage test set forth in Section 4.13. Finally, Salary Deferral Contributions and Qualified Nonelective Employer Contributions may be taken into account for purposes of the test only if they are allocated to the Employee's Account as of a date within the Plan Year being tested within the meaning of Regulation section 1.401(k)-1(b)(4).

     Failure to correct Excess Aggregate 401(m) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan to fail to be qualified for the Plan Year for which the Excess Aggregate 401(m) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a 10% excise tax on the amount of Excess Aggregate 401(m) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

     4.15 Alternative Limitation Based Upon Actual Deferral Percentage and Contribution Percentage. This Section shall apply only for Plan Years beginning before January 1, 2002. If the second alternative permitted in Sections 4.13 and 4.14 is used for both the Actual Deferral Percentage test and the Contribution
Percentage test the following additional limitation on Salary
Deferral Contributions shall apply.  The Actual Deferral
Percentage plus the Contribution Percentage of the eligible
Highly Compensated Employees cannot exceed the greater of (a) or
(b), where:

          (a)  is the sum of:

               (i) 1.25 times the greater of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year, and

               (ii) the lesser of (x) two percentage points plus the lesser of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding
          Plan Year or (y) two times the lesser of the Actual Deferral Percentage or the Contribution Percentage of the group of eligible Non-Highly Compensated Employees for the preceding Plan Year, and

          (b)  is the sum of:

               (i) 1.25 times the lesser of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year, and

               (ii) the lesser of (x) two percentage points plus the greater of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year or (y) two times the greater of the Actual Deferral Percentage or the Contribution Percentage of the group of eligible Non-Highly Compensated Employees for the preceding Plan Year.

   PART C.   CORRECTION PROCEDURES FOR ERRONEOUS CONTRIBUTIONS

     4.16 Excess Deferral Fail Safe. As soon as practical after the close of each Plan Year, the Committee shall determine if there would be any Excess Deferrals. If there would be an Excess
Deferral by a Member, the Excess Deferral as adjusted by any earnings or losses, will be distributed to the Member no later than April 15 following the Member's taxable year in which the Excess Deferral was made. The income allocable to the Excess Deferrals for the taxable year of the Member shall be determined by multiplying the income for the taxable year of the Member allocable to Salary Deferral Contributions by a fraction. The numerator of the fraction is the amount of the Excess Deferrals made on behalf of the Member for the taxable year. The denominator of the fraction is the Member's total Salary Deferral Account balance as of the beginning of the taxable year plus the Member's Salary Deferral Contributions for the taxable year.

     4.17 Actual Deferral Percentage Fail Safe. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees would exceed the limitation. If the limitation would be exceeded for a Plan Year, before the close of the following Plan Year (a) the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the specific manner required by Section 4.20) shall be distributed, or (b) the Employer may make a Qualified Nonelective Employer Contribution which it elects to have treated as a Section 401(k) Contribution.

     The amount of Excess 401(k) Contributions to be distributed shall be that amount of the Salary Deferral Contributions by or on behalf of those Highly Compensated Employees with the largest Salary Deferral Contributions as is equal to the Excess 401(k) Contributions, taken ratably from each Account, based solely on those Salary Deferral Contributions for the Plan Year. This initial distribution shall not reduce those Accounts affected below the next highest level of Salary Deferral Contributions.
If any further reduction is necessary the same process is to be repeated at the next highest level of Salary Deferral Contributions by or on behalf of the Highly Compensated Employees, and if necessary repeated in successively lower levels of Salary Deferral Contributions until the cash or deferred arrangement satisfies the Actual Deferral Percentage test.

     The amount of Excess 401(k) Contributions to be distributed shall be determined in the following manner:

     First, the Plan will determine how much Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio would have to be reduced to satisfy the Actual Deferral Percentage Test or cause such ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest ratio. Second, this process is repeated until the Actual Deferral Percentage Test is satisfied. The amount of Excess 401(k) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

     Then, distributions of Excess 401(k) Contributions shall be made on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the dollar leveling method starting with the Highly Compensated Employee with the greatest dollar amount of Salary Deferral Contributions and other contributions treated as Section 401(k) Contributions for the Plan Year and continuing until the amount of the Excess 401(k) Contributions have been accounted for.

     Qualified Nonelective Employer Contributions shall be treated as Section 401(k) Contributions only if: (a) the conditions described in Regulation section 1.401(k)-1(b)(5) are satisfied and (b) they are allocated to Members' Accounts as of a date within that Plan Year and are actually paid to the Trust no later than the end of the 12 month period immediately following the Plan Year to which the contributions relate. If the Employer makes a Qualified Nonelective Employer Contribution that it elects to have treated as a Section 401(k) Contribution, the Contribution will be in an amount necessary to satisfy the Actual Deferral Percentage test and will be allocated first to those Non-Highly Compensated Employees who had the lowest Actual Deferral Ratio.

     Any distributions of the Excess 401(k) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each Highly Compensated Employee. The amount of Excess 401(k) Contributions to be distributed for any Plan Year must be reduced by any excess Salary Deferral Contributions previously distributed for the taxable year ending in the same Plan Year.

     4.18 Contribution Percentage Fail Safe. If the limitation would be exceeded for any Plan Year, before the close of the following
Plan Year any one or more of the following corrective actions shall be taken, as determined by the Committee in its sole discretion: (a) the amount of the Excess Aggregate 401(m) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the specific manner required by Section 4.20) shall be distributed or forfeited (to the extent not vested), or (b) the Employer may make a Qualified Nonelective Employer Contribution which it elects to have treated as a
Section 401(m) Contribution. Any distributions of the Excess Aggregate 401(m) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the amounts attributable to each of them.
Forfeitures of Excess Aggregate 401(m) Contributions may not be allocated to Members whose contributions are reduced under this Section.

     The amount of Excess Aggregate 401(m) Contributions to be distributed shall be determined in the following manner:

     First, the Plan will determine how much Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio would have to be reduced to satisfy the Actual Contribution Percentage Test or cause such ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest ratio. Second, this process is repeated until the Actual Contribution Percentage Test is satisfied. The amount of Excess Aggregate 401(m) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

     Then, distributions of Excess Aggregate 401(m) Contributions shall be made on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the dollar leveling method starting with the Highly Compensated Employee with the greatest dollar amount of Employer Matching Contributions and other contributions treated as matching contributions for the Plan Year and continuing until the amount of the Excess Aggregate 401(m) Contributions have been accounted for.

     4.19 Alternative Limitation Fail Safe. This Section shall apply only for Plan Years beginning before January 1, 2002. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the alternative limitation would be exceeded. If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year the Actual Deferral Percentage or Contribution Percentage of the eligible Highly Compensated Employees, or a combination of both, shall be reduced by distributions made in the manner described in the Regulations. These distributions shall be in addition to and not in lieu of distributions required for Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions.

     4.20 Income Allocable to Excess 401(k) and
Aggregate 401(m) Contributions. The income allocable to Excess 401(k) Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to
Section 401(k) Contributions by a fraction. The numerator of the fraction is the amount of Excess 401(k) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction is the Member's total Account balance attributable to
Section 401(k) Contributions as of the beginning of the Plan Year plus the Member's Section 401(k) Contributions for the Plan Year. The income allocable to Excess Aggregate 401(m) Contributions for a Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(m) Contributions by a fraction. The numerator of the fraction is the amount of Excess Aggregate 401(m) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction is the Member's total Account balance attributable to Section 401(m) Contributions as of the beginning of the Plan Year plus the Member's Section 401(m) Contributions for the Plan Year.
4.21 Return of Contributions for Mistake, Disqualification or Disallowance of Deduction. Subject to the limitations of section 415 of the Code, the assets of the Trust shall not revert to any Employer or be used for any purpose other than the exclusive benefit of the Members and their Beneficiaries and the reasonable expenses of administering the Plan except:

          (a) any Contribution made because of a mistake of fact shall be repaid to the Employer within one year after the payment of the Contribution;

          (b) any Contribution conditioned upon the Plan's initial qualification under section 401 of the Code or the initial qualification of an Employer's adoption of the Plan, if later, shall be repaid to the Employer within one year after the date of denial of the initial qualification of the Plan or of its adoption by the Employer; and

          (c) any and all Employer Contributions are conditioned upon their deductibility under section 404 of the Code; therefore, to the extent the deduction is disallowed, the Contributions shall be repaid to the Employer within one year after the disallowance.

     The Employer has the exclusive right to determine if a Contribution or any part of it is to be repaid or is to remain as a part of the Trust Fund except that the amount to be repaid is limited, if the Contribution is made by mistake of fact or if the deduction for the Contribution is disallowed, to the excess of the amount contributed over the amount that would have been contributed had there been no mistake or over the amount disallowed. Earnings which are attributable to any excess contribution cannot be repaid. Losses attributable to an excess contribution must reduce the amount that may be repaid. All repayments of mistaken Contributions or Contributions which are disallowed are limited so that the balance in a Member's Account cannot be reduced to less than the balance that would have been in the Member's Account had the mistaken amount or the amount disallowed never been contributed.


                            ARTICLE V

                          PARTICIPATION

                      PART A.   ALLOCATIONS

     5.1 Allocation of Employee Contributions. The Committee shall allocate each Member's Employee After Tax Contributions made on his behalf to his Employee After Tax Contribution Account as of the date they are contributed.

     5.2 Allocation of Rollover Contributions and Direct Transfers. If Rollover Contributions and/or direct transfers are permitted, the Committee shall allocate each Member's Rollover Contribution and/or direct transfers to his Rollover Account as of the date it is contributed or transferred.

     5.3 Allocation of Salary Deferral Contributions. The Committee shall allocate the Salary Deferral Contributions, if any, made on behalf of each Member to his Salary Deferral Contribution
Account, as of the date they are contributed.

     5.4  Allocation of Employer Matching Contributions.  The
Committee shall, as of the end of each payroll period, allocate the Employer Matching Contributions made on behalf of each Member to his Employer Matching Contribution Account.

     5.5 Allocation of Employer Discretionary Contributions. The Committee shall, as of the end of each Plan Year, allocate the Employer Discretionary Contribution, if any, among the Members who are eligible to participate and who are employed by an Employer or Affiliated Employer at the end of the Plan Year based upon each Member's Considered Compensation as compared to the Considered Compensation of all Members eligible to participate and who are employed by an Employer or Affiliated Employer at the end of the Plan Year.

     5.6 Allocation of Restoration Contributions. The Committee shall, as of the end of each Plan Year, allocate the previously unapplied and unallocated forfeitures and the Employer Contribution, if any, which are required to restore the nonvested portion of the Employer Accounts of Members who had previously forfeited that nonvested portion on the date they terminated employment but who qualified for the restoration of that amount during the Plan Year and allocate the previously unapplied and unallocated forfeitures and the Employer Contribution, if any, which are required to restore the Accounts of those Members whose distributions were forfeited because of the Committee's inability to contact the Members previously but who have filed a claim for their Accounts during the Plan Year. The Committee shall establish and maintain a separate subaccount for the amount allocated to an Account in order to restore a previously forfeited amount.

     5.7 Allocation of Qualified Nonelective Employer Contributions. The Committee shall, as of the end of the Plan Year, allocate the Qualified Nonelective Employer Contribution, if any, among the Non-Highly Compensated Employees as set forth in Section 4.17 or 4.18, whichever is applicable.

     5.8 Allocation of Top-Heavy Contributions. The Committee shall, as of the end of the Plan Year, allocate the Employer
Contribution, if any, which is necessary to fulfill the Top-Heavy
Plan requirements found in Article IX if the Plan is determined to be a Top-Heavy Plan.

     5.9 Effect of Transfers Upon Allocations. If a Member has been Transferred during the Plan Year, the Member shall be entitled to have allocated to him a portion of the Employer Matching
Contribution based upon his Salary Deferral Contributions made while he was an Employee of each Employer and the Employer Discretionary Contribution based upon his Considered Compensation for the Plan Year earned from all of the Employers for which an Employer Discretionary Contribution was made.

     5.10 Application of Forfeitures. Amounts forfeited for any reason shall first be allocated under Section 5.6 to restore previously forfeited Accounts which are to be restored under the terms of this Plan and if any amount remains after that allocation, it shall be used to pay Plan expenses or to reduce the Employer Matching Contribution for that Plan Year.

     5.11 Scheduled Allocation of Income or Losses and Appreciation or Depreciation. The Trustee shall value the Trust Fund on its Valuation Date at its then fair market value, but without regard to any Contributions made to the Plan after the preceding
Valuation Date, shall determine the amount of income earned or losses suffered by the Trust Fund and shall determine the appreciation or depreciation of the Trust Fund since the preceding Valuation Date. The Committee shall then allocate as of the Valuation Date the income earned or losses suffered and the appreciation or depreciation in the assets of the Trust Fund for the period since the last preceding Valuation Date. The allocation shall be among the Members and former Members who have undistributed Account balances based upon their Account balances in each of the various investment funds or accounts, if more than one, as of the last Valuation Date reduced, as appropriate, by amounts used from the investment fund or account to make a withdrawal or distribution or any other transaction which is properly chargeable to the Member's Account during the period since the last Valuation Date. The Committee, by resolution, may elect in lieu of the allocation method described above to use a unit allocation method, a separate account method or any other equitable method if it announces the method of allocation to the Members prior to the beginning of the period during which it is first used.

     5.12 Interim Allocation of Income or Losses and Appreciation or Depreciation. If at any time in the interval between Valuation Dates, one or more withdrawals or one or more distributions are to be made and the Committee determines that an interim allocation is necessary to prevent discrimination against those Members and former Members who are not receiving funds, the Trustee is to perform a valuation of a portion or all of the Trust Fund as of a date selected by the Committee which is administratively practical and near the date of withdrawals or distributions in the same manner as it would if it were a scheduled Valuation Date. That date may be before or after any particular distribution or withdrawal. The Committee shall then allocate as of that date any income or loss and any appreciation or depreciation to the various Accounts of each of the Members in the same manner as it would if it were a scheduled Valuation
Date. Then without regard to the language in Section 6.1, all withdrawals or distributions made after that date and prior to the next Valuation Date, even though the event causing it occurred earlier, shall be based upon the Accounts as adjusted by the interim valuation.

                PART B.   LIMITATION ALLOCATIONS

     The Annual Additions that may be credited to an individual Member's Accounts under this Plan and any other qualified defined contribution plan maintained by an Affiliated Employer for a Limitation Year shall not exceed the following: (1) for Limitation Years beginning before January 1, 2002, the lesser of
(a) $30,000.00 (as adjusted by the Secretary of Treasury), or
(b) 25% of the Member's Annual Compensation for the Limitation Year or (2) for Limitation Years beginning on or after January 1, 2002, except to the extent permitted under Section 4.3(b) of the Plan and section 414(v) of the Code, if applicable, the lesser of
(a) $40,000.00 (as adjusted by the Secretary of Treasury), or
(b) 100% of the Member's Annual Compensation for the Limitation Year. The Plan will be operated in compliance with section 415 of the Code and its Regulations, the terms of which are incorporated in this Plan.

     If Annual Additions are made in excess of the limitations contained in this Part B as a result of the application of forfeitures, reasonable error in estimating a Member's Annual Compensation, reasonable error in calculating the maximum Salary Deferral Contribution that may be made for a Member under section 415 of the Code or because of other facts and circumstances which the Commissioner of Internal Revenue finds to be justified, the excess Annual Addition shall be corrected as follows:

          (a) first, the excess Annual Addition shall be reduced to the extent necessary by distributing to the Member all Employee After Tax Contributions together with earnings, if any. These distributed amounts are disregarded for purposes of the testing and limitations contained in Article IV;

          (b) second, any remaining excess funds, to the maximum extent permitted by law shall be attributable to the EOG Resources, Inc. Money Purchase Pension Plan;

          (c) third, any remaining excess Annual Additions shall be reduced to the extent necessary by distributing to the Member his Salary Deferral Contributions together with their earnings.
     These distributed amounts are disregarded for purposes of the testing and limitations contained in Article IV.

          (d) fourth, if the Member is still employed by the Employer at the end of the Plan Year, any remaining excess funds shall be placed in an unallocated suspense account to be applied to reduce future Employer Contributions for that Member for as many Plan
     Years as are necessary to exhaust the suspense account in keeping with the amounts which would otherwise be allocated to that Member's Account; and

          (e) fifth, if the Member is not employed by the Employer at the end of the Plan Year, the remaining excess funds shall be placed in an unallocated suspense account to reduce future Employer
     Contributions for all remaining Members for as many Plan Years as are necessary to exhaust the suspense account.

     If the Plan terminates prior to the exhaustion of the suspense account, the remaining amount shall revert to the Employer.

               PART C.   INVESTMENT OF TRUST FUNDS

     The Committee may: (a) maintain commingled and/or separate Trusts, (b) establish separate investment funds and/or (c) permit individual investments, some or all of which are directed by the Committee or selected by the Members or former Members for any portion or all of their Accounts. Once the Committee has selected or changed the mode of investments, it shall establish rules pertaining to its administration, including but not limited to: selection of funds, rules for making selections effective, establishing the frequency of permitted changes, the minimum percentage in any investment, and all other necessary or appropriate regulations. The Committee maintains an employer stock fund. Members are permitted to diversify their individual accounts out of this fund but no new contributions are permitted into this fund.

     The Committee may direct the Trustee to hold funds in cash or near money awaiting investment or to sell assets and hold the proceeds in cash or near money awaiting reinvestment when establishing, using or changing investment modes. For this purpose the funds may be held in cash or invested in short term investments such as certificates of deposit, U.S. Treasury bills, savings accounts, commercial paper, demand notes, money market funds, any common, pooled or collective funds which the Trustee or any other corporation may now have or in the future may adopt for short term investments and any other similar assets which may be offered by the federal government, national or state banks (whether or not serving as Trustee) or any savings and loan association.

     5.13 Member Control Over Assets in His or Her Account. If the Committee allows Members or former Members to direct the investment of a portion or all of their Accounts, the Plan shall provide each Member (or Beneficiary) an opportunity to exercise control over assets in his Account.

          (a) Each Member (or Beneficiary) shall be provided by the Committee the following:

               (i) an explanation that the Plan is intended to constitute a plan described in section 404(c) of the ERISA, and ERISA Regulations 2550.404c-1, and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by such Member or Beneficiary;

               (ii) a description of the investment alternatives available under the Plan and, with respect to each designated investment alternative, a general description of the investment objectives and risk and return characteristics of each such alternative, including information relating to the type and diversification of assets comprising the portfolio of the designated investment alternative;

               (iii) identification of any designated investment managers;

               (iv) an explanation of the circumstances under which Members and Beneficiaries may give investment instructions and an explanation of any specified limitations on such instructions under the terms of the Plan, including any restrictions on transfers to or from a designated investment alternative, and any restrictions on the exercise of voting, tender and similar rights appurtenant to a Member's or Beneficiary's investment in an investment alternative;

               (v) a description of any transaction fees and expenses which affect the Member's or Beneficiary's Account balance in connection with purchases or sales of interests in investment alternatives (e.g., commissions, sales loads, deferred sales charges, redemption or exchange fees);

               (vi) the name, address, and phone number of the person or persons designated by the Committee responsible for providing the information described in this Section upon request of a Member or Beneficiary and a description of the information described in this Section which may be obtained on request;

               (vii) if the Committee permits an investment alternative which is designed to permit a Member or Beneficiary to directly or indirectly acquire or sell Company Stock (employer security alternative), a description of the procedures established to provide for the confidentiality of information relating to the purchase, holding and sale of employer securities, and the exercise of voting, tender and similar rights, by Members and Beneficiaries, and the name, address and phone number of the person or persons designated by the Committee to provide such information;

               (viii) in the case of an investment alternative which is subject to the Securities Act of 1933, and in which the Member or Beneficiary has no assets invested, immediately following (or immediately prior to) the Member's or Beneficiary's initial investment, a copy of the most recent prospectus provided to the Plan; and

               (ix) subsequent to an investment in an investment alternative, any materials provided to the Plan relating to the exercise of voting, tender or similar rights which are incidental to the holding in the account of the Member or Beneficiary of an ownership interest in such alternative to the extent that such rights are passed through to Members and Beneficiaries under the terms of the Plan, as well as a description of or reference to Plan provisions relating to the exercise of voting, tender or similar rights.

          (b) In addition, the Committee shall provide the following information, which shall be based on the latest information available to the Plan, to each Member or Beneficiary, either directly or upon request:

               (i) a description of the annual operating expenses of each designated investment alternative (e.g., investment management fees, administrative fees, transaction costs) which reduce the rate of return to Members and Beneficiaries, and the aggregate amount of such expenses expressed as a percentage of average net assets of the designated investment alternative;

               (ii) copies of any prospectuses, financial statements and reports, and of any other materials relating to the investment alternatives available under the Plan, to the extent such information is provided to the Plan;

               (iii) a list of the assets comprising the portfolio of each designated investment alternative which constitutes plan assets within the meaning of ERISA, the value of each such asset (or the proportion of the investment alternative which it comprises), and, with respect to each such asset which is a fixed rate investment contract issued by a bank, savings and loan association or insurance company, the name of the issuer of the contract, the term of the contract and the rate of return on the contract;

               (iv) information concerning the value of shares or units in designated investment alternatives available to participants and Beneficiaries under the Plan, as well as the past and current investment performance of such alternatives, determined, net of expenses, on a reasonable and consistent basis; and

               (v) information concerning the value of shares or units in designated investment alternatives held in the account of the participant or Beneficiary.

     5.14 Permitted Actions.

          (a) Members' and Beneficiaries' accounts may be charged for the reasonable expenses of carrying out investment instructions, provided that procedures are established under the Plan to periodically inform such Members and Beneficiaries of actual expenses incurred with respect to their respective individual accounts.

          (b) The Committee may decline to implement Member and Beneficiary instructions, as well as instructions specified in the Plan, including instructions which would result in a prohibited transaction described in ERISA section 406 or section 4975 of the Internal Revenue Code, and which would generate income that would be taxable to the Plan.

          (c) Reasonable restrictions may be imposed on the frequency with which Members and Beneficiaries may give investment instructions.
     In no event, however, is such a restriction reasonable unless, with respect to each investment alternative made available by the Plan, it permits Members and Beneficiaries to give investment instructions with a frequency which is appropriate in light of the market volatility to which the investment alternative may reasonably be expected to be subject, provided that-

               (i) At least three of the investment alternatives made available pursuant to this Article permit Members and Beneficiaries to give investment instructions no less frequently than once within any three month period; and

               (ii) At least one of the investment alternatives made available pursuant to this Article permits Members and Beneficiaries to give investment instructions with regard to transfers into the investment alternative as frequently as Members and Beneficiaries are permitted to give investment instructions with respect to any investment alternative made available by the Plan which permits Members and Beneficiaries to give investment instructions more frequently than once within any three month period; or

               (iii) With respect to each investment alternative which permits Members and Beneficiaries to give investment instructions more frequently than once within any three-month period, Members and Beneficiaries are permitted to direct their investments from such alternative into an income producing, low risk, liquid fund, subfund, or account as frequently as they are permitted to give investment instructions with respect to each such alternative and, with respect to such fund, subfund or account, Members and Beneficiaries are permitted to direct investments from the fund, subfund or account to an investment alternative as frequently as they are permitted to give investment instructions with respect to that investment alternative

               (iv) With respect to transfers from an investment alternative which is designed to permit a Member or Beneficiary to directly or indirectly acquire or sell any Company Stock (employer security alternative) either:

                    (1) All of the investment alternatives made available under this Article must permit Members and Beneficiaries to give investment instructions with regard to transfers into each of the investment alternatives as frequently as Members and Beneficiaries are permitted to give investment instructions with respect to the employer security alternative; or

                    (2) Participants and Beneficiaries are permitted to direct their investments from each employer security alternative into an income producing, low risk, liquid fund, subfund, or account as frequently as they are permitted to give investment instructions with respect to such employer security alternative and, with respect to such fund, subfund, or account, Members and Beneficiaries are permitted to direct investments from the fund, subfund or account to each investment alternative made available under this Article as frequently as they are permitted to give investment instructions with respect to each such investment alternative.

     5.15 Requirements of Investment Alternatives Made Available under this Part C.

          (a) The investment alternatives that may be made available to Members under this Section must provide the Member or Beneficiary with a reasonable opportunity to:

               (i) Materially affect the potential return on amounts in his individual account with respect to which he is permitted to exercise control and the degree of risk to which such amounts are subject;

               (ii) Choose from at least three investment alternatives:

                    (1)  each of which is diversified;

                    (2) each of which has materially different risk and return characteristics;

                    (3) which in the aggregate enable the Member or Beneficiary by choosing among them to achieve a portfolio with aggregate risk and return characteristics at any point within the range normally appropriate for the Member or Beneficiary; and

                    (4) each of which when combined with investments in the other alternatives tends to minimize through diversification the overall risk of a Member's or Beneficiary's portfolio;

               (iii) Diversify the investment of that portion of his individual account with respect to which he is permitted to exercise control so as to minimize the risk of large losses, taking into account the nature of the Plan and the size of Members' or Beneficiaries' accounts.

          (b) The Committee or any other fiduciary of the Plan must not subject a Member or Beneficiary to improper influence with respect to a transaction, conceal material non-public facts regarding the investment from the Member or Beneficiary, unless the disclosure of such information by the Plan fiduciary to the Member or Beneficiary would violate any provision of federal law or any provision of state law which is not preempted by the Act;
     or accept the instructions of a Member or Beneficiary knowing him to be legally incompetent.


                           ARTICLE VI

                  DISTRIBUTIONS AND FORFEITURES

                     PART A.   DISTRIBUTIONS

     6.1 Valuation of Accounts for Distributions. For the purpose of making a distribution, a Member's Accounts shall be his Accounts as valued as of the Valuation Date which is coincident with or next preceding the event which caused the distribution, adjusted only for Contributions, distributions and withdrawals, if any, made between the Valuation Date and that event.

     6.2 Distribution on Death. If a Member or Retired Member dies, the Member's spouse or designated Beneficiary or Beneficiaries is entitled to receive 100% of the remaining amount in all of his Accounts as of the day he dies. Each Member has the right to designate and to revoke the designation of his Beneficiary or Beneficiaries. Each designation or revocation must be evidenced by a written document in the form required by the Committee, signed by the Member and filed with the Committee. If no designation is on file at the time of a Member's death or if the Committee determines that the designation is ineffective, the designated Beneficiary shall be the Member's spouse, if living, or if not, the executor, administrator or other personal representative for administration and distribution as part of the Member's estate.

     If a Member is considered to be married under local law, the Member's designation of any Beneficiary, other than the Member's spouse, shall not be valid unless the spouse acknowledges in writing that he or she understands the effect of the Member's beneficiary designation and consents to it. The consent must be to a specific Beneficiary. The written acknowledgment and consent must be filed with the Committee, signed by the spouse, and witnessed by a Plan representative or a notary public. However, if the spouse cannot be located or there exist other circumstances as described in sections 401(a)(11) and 417(a)(2) of the Code, the requirement of the Member's spouse's acknowledgment and consent may be waived.

     6.3 Distribution on Retirement. A Member may retire at any time on or after he attains his Retirement Age. If a Member retires, he is entitled to receive 100% of all of his Accounts as of the day he retires.

     6.4 Distribution on Disability. If a Member's employment with an Employer is terminated and the Committee determines he is suffering from a Disability, he is entitled to receive 100% of all of his Accounts as of the day he terminated because of his Disability.

     6.5 Distribution on Severance From Service. If a Member Severs Service with all Affiliated Employers for any reason other than death, retirement, or disability, he is entitled to receive 100% of all his Accounts under the Plan. Notwithstanding the above, effective solely for Contributions made to the Plan on or after January 1, 2000, if a Member Severs Service with all Affiliated Employers for any reason other than death, retirement or disability, he is entitled to receive (a) 100% of all of his Accounts, except his Employer Matching Contribution Account and his Employer Discretionary Contribution Account, if any, and
(b) that percentage of his Employer Matching Contribution Account and his Employer Discretionary Contribution Account, if any, as shown in the vesting schedule below, as of the day he severs employment.

                                    Percentage of Amount Vested In Accounts
                                          Containing Employer Matching
Completed Years of Active Service       And Discretionary Contributions

Less than one year                                    0%
One year but less than two years                     20%
Two years but less than three years                  40%
Three years but less than four years                 60%
Four years but less than five years                  80%
Five years or more                                  100%

     Effective for distributions after December 31, 2001, regardless of when the severance from employment occurred, a Member's Salary Deferral Contributions, Qualified Nonelective Employer contributions, qualified matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Member's severance from employment; provided, however, that such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a "separation from service" (as defined under section 401(k)(2)(B)(i)(I) of the Code in effect prior to January 1, 2002) before such amounts may be distributed.

     6.6 Distribution on Issuance of a Qualified Domestic Relations Order. If the Committee determines that a judgment, decree or order relating to child support, alimony payments or marital property rights of the spouse, former spouse, child or other dependent of the Member is a qualified domestic relations order which complies with a state's domestic relations law or community property law and section 414(p) of the Code or is a domestic relations order entered before January 1, 1985, the Committee may direct the Trustee to distribute the awarded property to the person named in the award but only in the manner permitted under this Plan. To be a qualified domestic relations order, the order
must clearly specify:  (a)    the name and last known mailing
address of the Member and each alternate payee under the order,
(b) the amount or percentage of the Member's benefits to be paid from the Plan to each alternate payee or the manner in which the amount or percentage can be determined, (c) the number of payments or periods for which the order applies, (d) the plan to which the order applies, and (e) all other requirements set forth in section 414(p) of the Code. If a distribution is made at a time when the Member is not fully vested, a separate subaccount shall be created for the remaining portion of each Account which was not fully vested. That subaccount shall then remain frozen: that is, no further contributions nor any forfeitures shall be allocated to the subaccount; however, it shall receive its proportionate share of trust appreciation or depreciation and income earned on or losses incurred by the Trust Fund. To determine the Member's vested interest in each subaccount at any future time, the Committee shall add back to the subaccount at that time the amount that was previously distributed under the qualified domestic relations order, shall multiply the reconstituted subaccount by the vesting percentage, and shall then subtract the amount that was previously distributed. The remaining amount is the Member's vested interest in the subaccount at that time.

     6.7 Forfeiture on Severing Service With All Affiliated Employers. If as a result of Severing Service with all Affiliated Employers a former Member receives a distribution of his entire vested interest in his Account, the nonvested amount in his Account is immediately forfeited. A former Member who received no distribution upon his Severing Service with all Affiliated Employers because he had no vested interest shall be treated as if he received a distribution of his entire vested interest and that interest was less than $5,000.00.

     If a former Member who has a vested interest in his Account received no distribution or a distribution of less than the full amount of his entire vested interest as a result of his Severing Service with all Affiliated Employers the nonvested amount in his Account is immediately forfeited following five consecutive one-year Periods of Severance.

     A distribution shall be treated as if it were made as a result of Severing Service with all Affiliated Employers if it is made not later than the end of the second Plan Year following the Plan Year in which the former Member Severs Service.

     6.8 Forfeiture by Lost Members or Beneficiaries; Escheat. If a person who is entitled to a distribution cannot be located during a search period of 60 days after the Trustee has initially attempted making payment, that person's Account shall be forfeited. However, if at any time prior to the termination of this Plan and the complete distribution of the Trust Fund, the Former Member or Beneficiary files a claim with the Committee for the forfeited benefit, that benefit shall be reinstated (without adjustment for trust income or losses during the forfeited period) effective as of the date of the receipt of the claim. As soon as appropriate following the Employer's Contribution of the reinstated amount, it shall be paid to the former Member or Beneficiary in a single sum.

      PART B.   FORM, ADJUSTMENTS AND TIME OF DISTRIBUTION

     6.9 Form of Distributions. Distributions shall be made only in cash except to the extent a Member has a portion of his Account in the EOG stock fund in which event he can elect to receive a distribution in the form of EOG stock. All fractional shares of EOG stock shall be distributed in cash. Distributions shall only be made in one lump sum payment or, as a Direct Rollover if the Distributee elects, at the time and in the manner prescribed by the Committee, to have any portion or all of the Eligible
Rollover Distribution paid directly to an Eligible Retirement
Plan named by the Distributee.

     Each Member who was a participant in the Somerset Oil & Gas Company, Inc. 401(k) Plan (the Somerset Plan) may, in addition to the distribution options listed above, have the balance of their Account transferred from the Somerset Plan paid in equal monthly or quarterly installments for a period of time not to exceed the shorter of 10 years or the life expectancy of the Member or the joint life and last survivor expectancy of the Member and the Member's designated Beneficiary. The term certain must be of a duration for which it is expected that more than 50% of the present value of the Member's accrued benefit shall be paid to the Member. The Member's Account from which the installments are payable shall be maintained as a part of the general Trust Fund. The income earned on the Account shall be distributed not less often than annually.

     6.10 Adjustment of Value of Distribution. Any Account held for distribution past one or more Valuation Dates shall continue to share in the appreciation or depreciation of the Trust Fund and in the income earned or losses incurred by the Trust Fund until the last Valuation Date which occurs with or next precedes the date distribution is made.

     6.11 Normal Time for Distribution. The following rules shall normally govern the time for distribution unless Section 6.12 requires an earlier distribution. If the benefit to be distributed to the Member is or is deemed to be $5,000.00 or less, the benefit should be distributed within one year after the Member becomes entitled to the benefit. Also, if it is or is deemed to be greater than $5,000.00 and the Member consents to the distribution, the benefit should be distributed or begin to be distributed within one year after the Member becomes entitled to the benefit. In the event of a mandatory distribution greater than $1,000 in accordance with the provisions of this Section 6.11, if the Member does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Member in a Direct Rollover or to receive the distribution directly in accordance with this section 6.12, the Committee will pay the distribution in a Direct Rollover to an individual retirement plan designated by the Committee. In the event of a mandatory distribution of $1,000 or less in accordance with the provisions of this Section 6.11, if the Member does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Member in a Direct Rollover, the Committee will pay the distribution to the Member in the form of a single lump sum payment. If, however, the benefit to be distributed is or is deemed to be greater than $5,000.00 and the Member fails to consent to the distribution, the distribution shall not be made without the Member's consent until he attains normal Retirement Age or age 62, whichever is later. For purposes of this Section, the value of a Member's benefit shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code.

     6.12 Time Limit For Distribution. All distributions must comply with sections 401(a)(9) and 401(a)(14) of the Code and their regulations. Thus, the distribution must be made no later than the EARLIER of the date required by Article XVII or this Section
6.13 if the Member has not died.

     Unless Article XVII requires an earlier commencement date, the distribution must be made to the Member on or before the 60th day after the latest of the end of the Plan Year in which the Member attains his Retirement Age, attains the 10th anniversary of the year in which he began participation or terminates employment with all Affiliated Employers unless the Member consents to a later time.

     6.13 Protected Benefits. No provision of this Plan shall reduce or eliminate any benefit protected by section 411(d)(6) of the Code, except as otherwise may be permitted or required by law.


                           ARTICLE VII

                      WITHDRAWALS AND LOANS

     7.1 Valuation of Accounts for Withdrawals and Loans. For the purpose of withdrawals and loans, a Member's Account shall be his Accounts as valued as of the Valuation Date which is coincident with or next preceding the request for the withdrawal or loan adjusted only for Contributions, distributions, withdrawals and loans, if any, made between the Valuation Date and that event.

     7.2 Withdrawals of Employee After Tax and Rollover Accounts. A Member is entitled at any time to receive a withdrawal from his Employee After Tax Contribution and/or Rollover Account. The withdrawal cannot be more than the balance of the Account. Each withdrawal of Employee After Tax Contributions shall include a pro rata share of income earned on those Contributions.

     7.3 Withdrawal for Financial Hardship. A Member is entitled to receive a withdrawal from his Salary Deferral Contribution
Account (exclusive of income earned) in the event of an immediate and heavy financial need incurred by the Member and the Committee's determination that the withdrawal is necessary to alleviate that hardship. Notwithstanding the above, each Member who was a participant in the Somerset Plan shall be entitled to receive a hardship withdrawal in accordance with the provisions of this Section 7.3 from the vested portion of all their Accounts that were transferred to the Plan from the Somerset Plan.

          (a) Approval Reasons for Hardship: A distribution shall be made on account of financial hardship only if the distribution is for:
     (i) expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code, (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member, (iii) payment of tuition, related educational fees and room and board expenses, for the next 12 months of post-secondary education for the Member, his or her spouse, children, or dependents (as defined in section 152 of the Code), (iv) payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence, (v) payments for burial or funeral expenses for the Member's deceased parent, spouse, children or dependents (as defined in Section 152 of the Code, and for taxable years beginning on or after January 1, 2005, without regard to Section 152(d)(1)(B), (vi) expenses for the repair of damage to the Member's principal residence that would qualify for the casualty deduction under Section 165 of the Code (determined without regard to whether the loss exceeds 10% of adjusted gross income), or (vii) any other event added to this list by the Commissioner of Internal Revenue.

          (b) Maximum Distribution Permitted: A distribution to satisfy an immediate and heavy financial need shall not be made in excess of the amount of the immediate and heavy financial need of the Member and the Member must have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer. The amount of a Member's immediate and heavy financial need includes any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the financial hardship distribution.

          (c)  Conditions Placed on Participation in Plan and other Fringe
     Benefits:  A Member who receives a distribution of Salary
     Deferral Contributions after December 31, 2001 on account of hardship shall be prohibited from making any Employee After Tax Contributions or Salary Deferral Contributions under the Plan until the lapse of six months following the hardship distribution and his or her timely filing of a written request to resume his or her Employee After Tax Contributions or Salary Deferral Contributions. A Member who receives a distribution of Salary Deferral Contributions in calendar year 2001 on account of hardship shall be prohibited from making any Employee After Tax Contributions or Salary Deferral Contributions under the Plan until the lapse of six months following the hardship distribution or January 1, 2002, if later, and his or her timely filing of a written request to resume his or her Employee After Tax
     Contributions or Salary Deferral Contributions.

          In addition, a Member who receives a hardship distribution from this Plan after December 31, 2001 on account of hardship shall be prohibited from making elective contributions and employee contributions to all other qualified and nonqualified plans of deferred compensation maintained by the Employer, including stock option plans, stock purchase plans and cash or deferred arrangements that are part of cafeteria plans described in section 125 of the Code for six months following the hardship distribution. A Member who receives a hardship distribution from this Plan in calendar year 2001 on account of hardship shall be prohibited from making elective contributions and employee contributions to all other qualified and nonqualified plans of deferred compensation maintained by the Employer, including stock option plans, stock purchase plans and cash or deferred arrangements that are part of cafeteria plans described in section 125 of the Code for six months following the hardship distribution or until January 1, 2002, if later.

          However, a Member who receives a hardship distribution from this Plan is not prohibited from making mandatory employee contributions to a defined benefit plan, or contributions to a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of section 125 of the Code.

     7.4 Withdrawals On or After Age 59 1/2. A Member who is at least age 59 1/2 is entitled to withdraw his vested interest in all of his Accounts.

     7.5 Loans. The Committee may direct the Trustee to make loans to Members (and Beneficiaries who are parties in interest within the meaning of ERISA) who have a vested interest in the Plan. Effective for Plan loans made on or before December 31, 2001, loans may not be made to any shareholder-employee (as defined in section 1379 of the Code as in effect before the enactment of the Subchapter S Revision Act of 1982) or any owner-employee (as defined in section 401(c)(3) of the Code or a member of the family of either (as defined in section 267(c)(4) of the Code.
The Loan Committee established by the Committee will be responsible for administering the Plan loan program. All loans will comply with the following requirements:

          (a) All loans will be made solely from the Member's or Beneficiary's Account.

          (b) Loans will be available on a nondiscriminatory basis to all Beneficiaries who are parties in interest within the meaning of ERISA, and to all Members.

          (c)  Loans will not be made for less than $1,000.

          (d)  The maximum amount of a loan may not exceed the lesser of
     (i) $50,000 reduced by the person's highest outstanding loan balance from the Plan during the preceding one year period, or
     (ii) one-half of the present value of the person's vested Account balance under the Plan determined as of the date on which the loan is approved by the Loan Committee. If determining whether a loan would exceed these limits, all loans under all plans of the Employer and all Affiliated Employers which are outstanding or which have not been repaid at least one year before must be taken into consideration.

          (e) Any loan from the Plan will be evidenced by a note or notes (signed by the person applying for the loan) having such maturity, bearing such rate of interest, and containing such other terms as the Loan Committee will require by uniform and nondiscriminatory rules consistent with this Section and proper lending practices. When required by law, the borrowing person must be supplied with all documents required by the truth-in-lending laws and any other applicable federal or state statute.

          (f) All loans will bear a reasonable rate of interest which will be established by the Loan Committee. In determining the proper rate of interest to be charged, at the time any loan is made or renewed, the Loan Committee may contact one or more of the banks in the geographic location in which the Member or Beneficiary resides to determine what interest rate the banks would charge for a similar loan taking into account the collateral offered.

          (g) Each loan will be fully secured by a pledge of the borrowing person's vested Account balance. No more than 50% of the person's vested Account balance (determined immediately after the origination of the loan) will be considered as security for any loan.

          (h) Generally, the term of the loan will not be more than five years. The Loan Committee may agree to a longer term only if the term is otherwise reasonable and the proceeds of the loan are to be used to acquire a dwelling which will be used within a reasonable time (determined at the time the loan is made) as the principal residence of the borrowing person.

          (i) The loan agreement will require level amortization over the term of the loan and repayment through salary withholding except in the case of a loan to a person who is not employed by the Employer.

          (j) A Member may not make a withdrawal if the remaining balance of the Member's Account would be less than the outstanding loan balance or the withdrawal would violate any security requirements of the loan. No distribution may be made to a Member until all loans to him have been paid in full. If a Member has an outstanding loan from the Plan at the time he terminates employment with all Affiliated Employers, the outstanding loan principal balance and any accrued but unpaid interest will become immediately due in full. The Member will have the right to immediately pay the Trustee that amount. If the Member fails to repay the loan, the Trustee will foreclose on the loan and the Member will be deemed to have received a Plan distribution of the amount foreclosed upon. The Trustee will not foreclose upon a Member's Salary Deferral Contributions Account or Qualified Nonelective Employer Contributions Account until the Member has terminated employment with all Affiliated Employers.

          (k) If a Beneficiary defaults on his loan, the Trustee will foreclose on the loan and the Beneficiary will be deemed to have received a Plan distribution of the amount foreclosed upon.

          (l) No amount that is pledged as collateral for a Plan loan to a Participant will be available for withdrawal before he has fully repaid his loan.

          (m) All interest payments made pursuant to the terms of the loan agreement will be credited to the borrowing person's Account and will not be considered as general earnings of the Trust Fund to be allocated to other Members. All expenses or losses incurred because of the loan shall be charged to the borrowing person's Account.

         (n) Payment of any loan made by a Member shall be suspended while a Member is in qualified military service and is covered by USERRA.

         (o) The Committee is authorized to establish written guidelines which, if and when adopted, shall become part of this Plan and shall establish a procedure for applying for loans, the basis on which loans will be approved or denied, limitations (if any) on the types and amounts of loans offered, and any other matters necessary or appropriate to administering this Section.

          (p) Effective for loans made prior to January 1, 2005, if any part of a Member's Account to be used as security for the loan, a Member must obtain the consent of his or her spouse, if any, to use such part of the Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.


                          ARTICLE VIII

        GENERAL PROVISIONS APPLICABLE TO FILING A CLAIM,
     DISTRIBUTIONS TO MINORS AND NO DUPLICATION OF BENEFITS

     8.1 Claims Procedure. When a benefit is due, the Member or Beneficiary should submit a claim to the office designated by the Committee to receive claims. Under normal circumstances, the Committee will make a final decision as to a claim within 90 days after receipt of the claim. If the Committee notifies the claimant in writing during the initial 90-day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing. The denial must include the specific reasons for it, the Plan provisions upon which the denial is based, any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and the Plan's review procedures and time limits, including a statement of the claimant's right to bring a civil action under section 502(a) of ERISA.

     If a Member's or Beneficiary's claim is denied and he wants a review, he must apply to the Committee in writing. That application can include any arguments, written comments, documents, records, and other information relating to the claim for benefits. In addition, the claimant is entitled to receive on request and free of charge reasonable access to and copies of all information relevant to the claim. For this purpose, "relevant" means information that was relied on in making the benefit determination or that was submitted, considered or generated in the course of making the determination, without regard to whether it was relied on, and information that demonstrates compliance with the Plan's administrative procedures and safeguards for assuring and verifying that Plan provisions are applied consistently in making benefit determinations. The Committee must take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination.
The claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee can schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review. The request for review must be filed within 90 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial review period, it may extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for its action, the Plan provisions on which its decision is based, and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits, and a statement of the claimant's right to bring an action under section 502(a) of ERISA If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

     8.2 No Duplication of Benefits. There shall be no duplication of benefits under this Plan. Without regard to any other language in this Plan, all distributions and withdrawals are to be subtracted from a Member's Account as of the date of the distribution or withdrawal. Thus, if the Member has received one distribution or withdrawal and is ever entitled to another distribution or withdrawal, the prior distribution or withdrawal is to be taken into account.

     8.3 Distributions to Disabled or Minors. If the Committee determines that any person to whom a payment is due is a minor or is unable to care for his affairs because of a physical or mental disability, it shall have the authority to cause the payments to be made to an ancestor, descendant, spouse, or other person the Committee determines to have incurred, or to be expected to incur, expenses for that person or to the institution which is maintaining or has custody of the person unless a prior claim is made by a qualified guardian or other legal representative. The Committee and the Trustee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan and Trust and the obligations of the Employer, the Trustee, the Trust Fund and the Committee.


                           ARTICLE IX

                     TOP-HEAVY REQUIREMENTS

     9.1 Application. The requirements described in this Article shall apply to each Plan Year that this Plan is determined to be a Top-Heavy Plan under the test set out in the following Section.

     9.2 Top-Heavy Test. If on the Determination Date the Aggregate Accounts of Key Employees in the Plan exceeds 60% of the Aggregate Accounts of all Employees in the Plan, this Plan shall be a Top-Heavy Plan for that Plan Year. In addition, if this Plan is required to be included in an Aggregation Group and that group is a top-heavy group, this Plan shall be treated as a Top-Heavy Plan. An Aggregation Group is a top-heavy group if on the Determination Date the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group which contains this Plan plus (b) the total of all of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group (which contains this Plan) is more than 60% of a similar sum determined for all employees covered in the Aggregation Group which contains this Plan.

          In applying the above tests, the following rules shall apply:

          (a) In determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, for Plan Years commencing prior to January 1, 2002, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan during the five-year period ending on the Determination Date. Effective for Plan Years commencing on or after January 1, 2002, the present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the one-year period ending on the Determination
     Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than Separation From Service, death, or Disability, this provision shall be applied by substituting "five-year period" for "one-year period."

          (b) All rollover contributions made after December 31, 1983 by the Employee to the Plan shall not be considered by the Plan for either test.

          (c) If an Employee is a Non-Key Employee under the Plan for the Plan Year but was a Key Employee under the Plan for another prior Plan Year, his account shall not be considered.

          (d) Benefits shall not be taken into account in determining the Top-Heavy ratio for any Employee who has not performed services for the Employer during the last five-year period ending upon the Determination Date. Effective January 1, 2002, this rule shall be applied by substituting "one-year period" for "five-year period".

     9.3 Vesting Restrictions if Plan Becomes Top-Heavy. If a Member has at least one Hour of Service during a Plan Year when the Plan is a Top-Heavy Plan he shall either vest under each of the normal vesting provisions of the Plan or under the following vesting schedule, whichever is more favorable:

                                     Percentage of Amount Vested
                                       In Accounts Containing
Completed Years of Active Servies      Employer Contributions

Less than two years                              0%
Two years but less than three years             20%
Three years but less than four years            40%
Four years but less than five years             60%
Five years but less than six years              80%
Six years or more                              100%

If the Plan ceases to be a Top-Heavy Plan, this requirement shall no longer apply. After that date the normal vesting provisions of the Plan shall be applicable to all subsequent Contributions by the Employer.

     9.4 Minimum Contribution if Plan Becomes Top-Heavy. If this Plan is a Top-Heavy Plan and the normal allocation of the Employer Contribution and forfeitures is less than 3% of any Non-Key Employee Member's Annual Compensation, the Committee, without regard to the normal allocation procedures, shall allocate the Employer Contribution and the forfeitures among the Members who are in the employ of the Employer at the end of the Plan Year (even if the Member has less than 501 Hours of Service in the Plan Year), in proportion to each Member's Annual Compensation as compared to the total Annual Compensation of all Members for that Plan Year until each Non-Key Employee Member has had an amount equal to the lesser of (i) the highest rate of Contribution applicable to any Key Employee, or (ii) 3% of his Annual Compensation allocated to his Account. At that time, any more Employer Contributions or forfeitures shall be allocated under the normal allocation procedures described earlier in this Plan. Salary Deferral Contributions and Employer Matching Contributions made on behalf of Key Employees are included in determining the highest rate of Employer Contributions. Salary Deferral Contributions made on behalf of Non-Key Employees shall not be included in determining the minimum contribution required under this Section. Employer Matching Contributions and amounts that may be treated as Section 401(k) Contributions or Section 401(m) Contributions, other than Qualified Nonelective Employer Contributions, made on behalf of Non-Key Employees may not be included in determining the minimum contribution required under this Section to the extent that they are treated as
Section 401(m) Contributions or Section 401(k) Contributions for purposes of the Actual Deferral Percentage test or the Contribution Percentage test.

          In applying this restriction the following rules shall apply:

          (a) Each Employee who is eligible for membership (without regard to whether he has made mandatory contributions, if any are required, or whether his compensation is less than a stated amount) shall be entitled to receive an allocation under this Section.

          (b) All defined contribution plans required to be included in the Aggregation Group shall be treated as one plan for purposes of meeting the 3% maximum. This required aggregation shall not apply if this Plan is also required to be included in an Aggregation Group which includes a defined benefit plan and this Plan enables that defined benefit plan to meet the requirements of sections 401(a)(4) or 410 of the Code.

     Effective January 1, 2002, Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and this Section. The preceding sentence shall apply with respect to Matching Contributions under the Plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Actual Contribution Percentage test and other requirements of section 401(m) of the Code.

     9.5 Coverage Under Multiple Top-Heavy Plans. If this Plan is a Top-Heavy Plan, it must meet the vesting and benefit requirements described in this Article without taking into account contributions or benefits under Chapter 2 of the Code (relating to tax on self-employment income), Chapter 21 of the Code
(relating to Federal Insurance Contributions Act), Title II of the Social Security Act or any other Federal or State law.

     If a Non-Key Employee is covered by both a Top-Heavy defined contribution plan and a defined benefit plan, he shall receive the defined benefit minimum, offset by the benefits provided under the defined contribution plan.


                            ARTICLE X

                   ADMINISTRATION OF THE PLAN

     10.1 Appointment, Term of Service & Removal. The Board of Directors shall appoint a Committee to administer this Plan. The Committee shall be the named fiduciary under the Plan. The members shall serve until their resignation, death or removal. Any member may resign at any time by mailing a written resignation to the Board of Directors. Any member may be removed by the Board of Directors, with or without cause. Vacancies may be filled by the Board of Directors from time to time. The Board of Director's responsibility under ERISA is limited to the selection and retention of Committee members. Furthermore, the Board of Directors specially allocates to the Committee pursuant to ERISA 405(c) all fiduciary responsibilities for the administration of the Plan so as to relieve the Board of Directors from liability for any act or omission by the Committee which results in a loss to the Plan because of the Committee's actions or failure to act.

     10.2 Powers. The Committee is a fiduciary. It has the exclusive responsibility for the general administration of the Plan, and has all powers necessary to accomplish that purpose, including but not limited to the following rights, powers, and authorities:

          (a) to make rules for administering the Plan so long as they are not inconsistent with the terms of the Plan;

          (b)  to construe all provisions of the Plan;

          (c) to correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan;

          (d) to select, employ, and compensate at any time any consultants, actuaries, accountants, attorneys, and other agents and employees the Committee believes necessary or advisable for the proper administration of the Plan; any firm or person selected may be a disqualified person but only if the requirements of section 4975(d) of the Code have been met;

          (e) to determine all questions relating to eligibility, Active Service, Compensation, allocations and all other matters relating to the amount of benefits and any one or more Members' or Former Members' entitlement to benefits and to determine when it is required under the Plan to treat a Former Member as a Member;

          (f) to determine all controversies relating to the administration of the Plan, including but not limited to any differences of opinion arising between an Employer and a Member or Former Member and any questions it believes advisable for the proper administration of the Plan;

          (g) to direct the Trustee in all matters relating to the payment of Plan benefits;

          (h) to delegate any clerical or recordation duties of the Committee as the Committee believes is advisable to properly administer the Plan; and

          (i) to make any other determination of any fact or any decision as to any aspect of the administration of the Plan that is appropriate in its general administration of the Plan.

     10.3 Organization. The Committee may select, from among its members, a chairman, and may select a secretary. The secretary need not be a member of the Committee. The secretary shall keep all records, documents and data pertaining to its administration of the Plan and Trust.

     10.4 Quorum and Majority Action. A majority of the Committee constitutes a quorum for the transaction of business. The vote of a majority of the members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members.

     10.5 Signatures. The chairman, the secretary and any one or more of the members of the Committee to which the Committee has delegated the power shall each, severally, have the power to execute any document on behalf of the Committee, and to execute any certificate or other written evidence of the action of the Committee. The Trustee, after it is notified of any delegation of power in writing, shall accept and may rely upon any document executed by the appropriate member or members as representing the action of the Committee until the Committee files a written revocation of that delegation of power with the Trustee.

     10.6 Disqualification of Committee Member.  A member of the
Committee who is also a Member of this Plan shall not vote or act upon any matter relating solely to himself.

     10.7 Disclosure to Members. The Committee shall make available to each Member and Beneficiary for his examination those records, documents and other data required under ERISA, but only at reasonable times during business hours. No Member or Beneficiary has the right to examine any data or records reflecting the compensation paid to any other Member or Beneficiary. The
Committee is not required to make any other data or records available other than those required by ERISA.

     10.8 Standard of Performance. The Committee and each of its members: (a) shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in conducting his business as the administrator of the Plan,
(b) shall, when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and (c) shall otherwise comply with the provisions of this Plan and ERISA. Notwithstanding anything to the contrary, the diversification and prudence requirements of the Plan and Section 404 of ERISA are not violated by the acquisition of qualifying employer securities as defined in ERISA
Section 407. In addition, the Plan is an ERISA Section 404(c) Plan and the Committee, Employer and Sponsor do not have the right to diversify or otherwise direct the investments of each Member's Account.

     10.9 Liability of Committee and Liability Insurance. No member of the Committee shall be liable for any act or omission of any other member of the Committee, the Trustee, any investment manager appointed by the Committee or any other agent appointed by the Committee unless required by the terms of ERISA or another applicable state or federal law under which liability cannot be waived. No member of the Committee shall be liable for any act or omission of his own unless required by ERISA or another applicable state or federal law under which liability cannot be waived.

     If the Committee directs the Trustee to do so, it may purchase out of the Trust Fund insurance for the members of the Committee, for any other fiduciaries appointed by the Committee and for the Trust Fund itself to cover liability or losses occurring because of the act or omission of any one or more of the members of the Committee or any other fiduciary appointed under this Plan. But, that insurance must permit recourse by the insurer against the members of the Committee or the other fiduciaries concerned if the loss is caused by breach of a fiduciary obligation by one or more members of the Committee or other fiduciary.

     10.10 Exemption from Bond. No member of the Committee is required to give bond for the performance of his duties unless required by a law which cannot be waived.

     10.11 Compensation. The Committee shall serve without compensation but shall be reimbursed by the Employer for all expenses properly incurred in the performance of their duties unless the Sponsor elects to have those expenses paid from the Trust Fund. Each Employer shall pay that part of the expense as determined by the Committee in its sole judgment.

     10.12 Persons Serving in Dual Fiduciary Roles. Any person, group of persons, corporations, firm or other entity, may serve in more than one fiduciary capacity with respect to this Plan, including serving as both Trustee and as a member of the Committee.

     10.13 Administrator. For all purposes of ERISA, the administrator of the Plan is the Committee. The administrator has the final responsibility for compliance with all reporting and disclosure requirements imposed under all applicable federal or state laws and regulations.

     10.14 Standard of Judicial Review of Committee Actions. The Committee has full and absolute discretion in the exercise of each and every aspect of the rights, power, authority and duties retained or granted it under the Plan, including without limitation, the authority to determine all facts, to interpret this Plan, to apply the terms of this Plan to the facts determined, to make decisions based upon those facts and to make any and all other decisions required of it by this Plan, such as the right to benefits, the correct amount and form of benefits, the determination of any appeal, the review and correction of the actions of any prior administrative committee, and the other rights, powers, authority and duties specified in this Article and elsewhere in this Plan. Notwithstanding any provision of law, or any explicit or implicit provision of this document, any action taken, or finding, interpretation, ruling or decision made by the Committee in the exercise of any of its rights, powers, authority or duties under this Plan shall be final and conclusive as to all parties, including without limitation all Members, Former Members and Beneficiaries, regardless of whether the Committee or one or more of its members may have an actual or potential conflict of interest with respect to the subject matter of the action, finding, interpretation, ruling or decision. No final action, finding, interpretation, ruling or decision of the Committee shall be subject to de novo review in any judicial proceeding. No final action, finding, interpretation, ruling or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

     10.15 Officer Status. An officer of the Sponsor shall not be a fiduciary under ERISA with respect to the Plan solely by reason of holding such office. An officer of the Sponsor shall only become an ERISA fiduciary to the extent he is specifically allocated fiduciary duties as described in ERISA 3(21)(A) and acknowledges in writing his ERISA fiduciary role and responsibilities.


                           ARTICLE XI

                  TRUST FUND AND CONTRIBUTIONS

     11.1 Funding of Plan. This Plan shall be funded by one or more separate Trusts. If more than one Trust is used, each Trust shall be designated by the name of the Plan followed by a number assigned by the Committee at the time the Trust is established.

     11.2 Incorporation of Trust. Each Trust is a part of this Plan. All rights or benefits which accrue to a person under this Plan shall be subject also to the terms of the agreements creating the Trust or Trusts and any amendments to them which are not in direct conflict with this Plan.

     11.3 Authority of Trustee. Each Trustee shall have full title and legal ownership of the assets in the separate Trust which, from time to time, is in his separate possession. No other
Trustee shall have joint title to or joint legal ownership of any asset in one of the other Trusts held by another Trustee. Each Trustee shall be governed separately by the trust agreement entered into between the Employer and that Trustee and the terms of this Plan without regard to any other agreement entered into between any other Trustee and the Employer as a part of this Plan.

     11.4 Allocation of Responsibility. To the fullest extent permitted under section 405 of ERISA, the Trust Agreement shall be interpreted to allocate to the Trustee its specific responsibilities, obligations and duties so as to relieve all other fiduciaries from liability either through the agreement, Plan or ERISA, for any act of the Trustee which results in a loss to the Plan because of his act or failure to act.


                           ARTICLE XII

               ADOPTION OF PLAN BY OTHER EMPLOYERS

     12.1 Adoption Procedure. Any business organization may, with the approval of the Board of Directors, adopt this Plan by:

          (a) adopting a resolution or executing a consent of the board of directors of the adopting Employer or executing an adoption instrument (approved by the board of directors of the adopting Employer) agreeing to be bound as an Employer by all the terms, conditions and limitations of this Plan except those, if any, specifically described in the adoption instrument; and

          (b) providing all information required by the Committee and the Trustee.

     An adoption may be retroactive to the beginning of a Plan
Year if these conditions are complied with on or before the last day of that Plan Year.

     12.2 No Joint Venture Implied. The document which evidences the adoption of the Plan by an Employer shall become a part of this Plan. However, neither the adoption of this Plan and its related Trust Fund by an Employer nor any act performed by it in relation to this Plan and its related Trust Fund shall ever create a joint venture or partnership relation between it and any other
Employer.

     12.3 All Trust Assets Available to Pay All Benefits. The Accounts of Members employed by the Employers which adopt this Plan shall be commingled for investment purposes. All assets in the Trust Fund shall be available to pay benefits to all Members employed by any Employer which is an Affiliated Employer with the first Employer.

     12.4 Qualification a Condition Precedent to Adoption and Continued Participation. The adoption of this Plan and the Trust or Trusts used to fund this Plan by a business organization is contingent upon and subject to the express condition precedent that the initial adoption meets all statutory and regulatory requirements for qualification of the Plan and the exemption of the Trust or Trusts and that the Plan and the Trust or Trusts that are applicable to it continue in operation to maintain their qualified and exempt status. In the event the adoption fails to initially qualify and be exempt, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust Fund applicable to the adoption shall be immediately returned to the adopting business organization and the adoption shall be void ab initio. In the event the adoption as to a given business organization later becomes disqualified and loses its exemption for any reason, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust Fund allocable to the adoption by that business organization shall be immediately spun off, retroactively as of the last date for which the Plan qualified, to a separate Trust for its sole benefit and an identical but separate Plan shall be created, retroactively effective as of the last date the Plan as adopted by that business organization qualified, for the benefit of the Members covered by that adoption.


                          ARTICLE XIII

             AMENDMENT AND WITHDRAWAL OR TERMINATION

                       PART A.   AMENDMENT

     13.1 Right to Amend. The Sponsor has the sole right to amend this Plan. An amendment may be made by adopting a resolution or executing a consent of the Board of Directors, or by the appropriate officer of the Sponsor executing an amendment document.

     13.2 Limitation on Amendments.  No amendment shall:

          (a)  vest in an Employer any interest in the Trust Fund;

          (b) cause or permit the Trust Fund to be diverted to any purpose other than the exclusive benefit of the present or future Members and their Beneficiaries except under the circumstances described in Section 4.21;

          (c) decrease the Account of any Member or eliminate an optional form of payment as to amounts then accrued;

          (d) increase substantially the duties or liabilities of the Trustee without its written consent; or

          (e) change the vesting schedule to one which would result in the nonforfeitable percentage of the Account derived from Employer Contributions (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of any Member being less than the nonforfeitable percentage computed under the Plan without regard to the amendment. If the Plan's vesting schedule is amended, if the Plan is amended in any other way that affects the computation of the Member's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Member with at least three years of Service may elect, within a reasonable period after the adoption of the amendment or the change, to have the nonforfeitable percentage computed under the Plan without regard to the amendment or the change. The election period shall begin no later than the date the amendment is adopted or deemed to be made and shall end no later than the latest of the following dates: (1) 60 days after the date the amendment is adopted or deemed to be made, (2) 60 days after the date the amendment becomes effective, or (3) 60 days after the day the Member is issued written notice of the amendment.

     13.3 Each Employer Deemed to Adopt Amendment Unless Rejected. Each Employer shall be deemed to have adopted any amendment made by the Sponsor unless the Employer notifies the Committee of its rejection in writing within 30 days after it is notified of the amendment. A rejection shall constitute a withdrawal from this Plan by that Employer unless the Sponsor acquiesces in the rejection.

     13.4 Amendment Applicable Only to Members Still Employed Unless Amendment Specifically Provides Otherwise. No benefit for any person who died, retired, became disabled or separated shall be affected by a subsequent amendment unless the amendment specifically provides otherwise and the person consents to its application. Instead, those persons who died, retired, became disabled or separated prior to the execution of an amendment shall be entitled to the benefit as adjusted from time to time as was provided by the Plan at the time the person first became entitled to his benefit.

     13.5 Mandatory Amendments. The Contributions of each Employer to this Plan are intended to be:

          (a)  deductible under the applicable provisions of the Code;

          (b) except as otherwise prescribed by applicable law, exempt from the Federal Social Security Act;

          (c) except as otherwise prescribed by applicable law, exempt from withholding under the Code; and

          (d) excludable from any Employee's regular rate of pay, as that term is defined under the Fair Labor Standards Act of 1938, as amended.

     The Sponsor shall make any amendment necessary to carry out this intention, and it may be made retroactively.

               PART B.   WITHDRAWAL OR TERMINATION

     13.6 Withdrawal of Employer. An Employer may withdraw from this Plan and its related Trust Fund if the Sponsor does not acquiesce in its rejection of an amendment or by giving written notice of its intent to withdraw to the Committee. The Committee shall then determine the portion of the Trust Fund that is attributable to the Members employed by the withdrawing Employer and shall notify the Trustee to segregate and transfer those assets to the successor Trustee or Trustees when it receives a designation of the successor from the withdrawing Employer.

     A withdrawal shall not terminate the Plan and its related Trust Fund with respect to the withdrawing Employer, if the Employer either appoints a successor Trustee or Trustees and reaffirms this Plan and its related Trust Fund as its new and separate plan and trust intended to qualify under section 401(a) of the Code, or establishes another plan and trust intended to qualify under section 401(a) of the Code.

     The determination of the Committee, in its sole discretion, of the portion of the Trust Fund that is attributable to the Members employed by the withdrawing Employer shall be final and binding upon all parties. The Trustee's transfer of those assets to the designated successor Trustee shall relieve the Trustee of any further obligation, liability or duty to the withdrawing Employer, the Members employed by that Employer and their Beneficiaries, and the successor Trustee or Trustees.

     13.7 Termination of Plan. The Sponsor may terminate this Plan and its related Trust Fund with respect to all Employers by executing and delivering to the Committee and the Trustee, a notice of termination, specifying the date of termination. Any Employer may terminate this Plan and its related Trust Fund with respect to itself by executing and delivering to the Trustee a notice of termination, specifying the date of termination. Likewise, this Plan and its related Trust Fund shall automatically terminate with respect to any Employer if there is a general assignment by that Employer to or for the benefit of its creditors, or a liquidation or dissolution of that Employer without a successor. Upon the termination of this Plan as to an Employer, the Trustee shall, subject to the provisions of
Section 13.9, distribute to each Member employed by the terminating Employer the amount certified by the Committee to be due the Member.

     The Employer should apply to the Internal Revenue Service for a determination letter with respect to its termination, and the Trustee should not distribute the Trust Funds until a determination is received. However, should it decide that a distribution before receipt of the determination letter is necessary or appropriate it should retain sufficient assets to cover any tax that may become due upon that determination.

     13.8 100% Vesting Required on Partial or Complete Termination or Complete Discontinuance. Without regard to any other provision of this Plan, if there is a partial or total termination of this Plan or there is a complete discontinuance of the Employer's Contributions, each of the affected Members shall immediately become 100% vested in his Account as of the end of the last Plan
Year for which a substantial Employer Contribution was made and in any amounts later allocated to his Account. If the Employer then resumes making substantial Contributions at any time, the appropriate vesting schedule shall again apply to all amounts allocated to each affected Member's Account beginning with the Plan Year for which they were resumed.

     13.9 Distribution Upon Termination. A Member may receive a distribution on account of termination of this Plan if neither the Employer nor any Affiliated Employer establishes or maintains a successor plan within the period ending 12 months after all assets are distributed from the Plan. A successor plan for this purpose is any other defined contribution plan except: (a) an employee stock ownership plan as defined in sections 4975(e) or 409 of the Code, (b) a simplified employee pension plan as defined in section 408(k) of the Code, or (c) or a defined contribution plan in which fewer than 2% of the Members of this Plan were eligible to participate during the 24 month period beginning 12 months before the time of this Plan's termination. Any distribution on account of the termination of this Plan, must be made only in the form of a lump sum payment or a Direct Rollover, as elected by the Member. If a Member is given the opportunity but fails to make an election as to the form of distribution, he shall be deemed to have elected a lump sum distribution.


                           ARTICLE XIV



     Continuance Permitted Upon Sale or Transfer of Assets. An Employer's participation in this Plan and its related Trust Fund shall not automatically terminate if it consolidates or merges and is not the surviving corporation, sells substantially all of its assets, is a party to a reorganization and its Employees and substantially all of its assets are transferred to another entity, liquidates, or dissolves, if there is a successor organization. Instead, the successor may assume and continue this Plan and its related Trust Fund by executing a direction, entering into a contractual commitment or adopting a resolution providing for the continuance of the Plan and its related Trust Fund. Only upon the successor's rejection of this Plan and its related Trust Fund or its failure to respond to the Employer's, the Sponsor's or the Trustee's request that it affirm its assumption of this Plan within 90 days of the request shall this Plan automatically terminate. In that event the appropriate portion of the Trust Fund shall be distributed exclusively to the Members or their Beneficiaries as soon as administratively feasible. If there is a disposition to an unrelated entity of substantially all of the assets used by the Employer in a trade or business or a disposition by the Employer of its interest in a subsidiary, the Employer may make a lump sum distribution from the Plan if it continues the Plan after the disposition; but the distribution can only be made for those Members who continue employment with the acquiring entity.


                           ARTICLE XV

                          MISCELLANEOUS

     15.1 Plan Not An Employment Contract. The adoption and maintenance of this Plan and its related Trust Fund is not a contract between any Employer and its Employees which gives any Employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to discharge any Employee at any time or to interfere with the Employee's right to terminate his employment at any time.

     15.2 Benefits Provided Solely From Trust. All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund. No Employer assumes any liability or responsibility to pay any benefit provided by the Plan.

     15.3 Anti-Alienation Provision. No principal or income payable or to become payable from the Trust Fund shall be subject: to anticipation or assignment by a Member or by a Beneficiary to attachment by, interference with, or control of any creditor of a Member or Beneficiary, or to being taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Member or Beneficiary prior to its actual receipt by the Member or Beneficiary. An attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of the Trust Fund, any part of it, or any interest in it by a Member or Beneficiary prior to distribution shall be void, whether that conveyance, transfer, assignment, mortgage, pledge, or encumbrance is intended to take place or become effective before or after any distribution of Trust assets or the termination of this Trust Fund itself. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, pledge or encumbrance by a Member or Beneficiary of the Trust Fund, any part of it, or any interest in it, or to pay any money or thing of value to any creditor or assignee of a Member or Beneficiary for any cause whatsoever. The prohibitions against the alienation of a Member's Account shall not apply to:

          (a) qualified domestic relations orders or domestic relations orders entered into prior to January 1, 1985, or

          (b) any offset of a Member's Account under the Plan that the Member is ordered to pay to the Plan if (i) the order arises under a judgment of conviction of a crime involving the Plan, a civil judgment (including a consent decree) is entered by a court in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or is pursuant to a settlement agreement between the Secretary of Labor and the Member, or between the Pension Benefit Guaranty Corporation and the Member, in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary or any other person, (ii) the judgment, order, decree or settlement agreement expressly provides for the offset of all or a part of the amount ordered or required to be paid to the Plan against the Member's Account balance under the Plan, and (iii) in a case in which the survivor annuity requirements of Section 401(a)(11) of the Code apply with respect to distributions, the requirements of
     Section 401(a)(13)(C)(iii) of the Code are satisfied.

     15.4 Requirements Upon Merger or Consolidation of Plans. This Plan shall not merge or consolidate with or transfer any assets or liabilities to any other plan unless each Member would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

     15.5 Gender and Number. If the context requires it, words of one gender when used in this Plan shall include the other genders, and words used in the singular or plural shall include the other.

     15.6 Severability. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

     15.7 Governing Law; Parties to Legal Actions. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas and, to the extent applicable, by the laws of the United States. The Trustee or any Employer may at any time initiate a legal action or proceeding for the settlement of the account of the Trustee, or for the determination of any question or for instructions. The only necessary parties to that action or proceeding are the Trustee and the Employer concerned. However, any other person or persons may be included as parties defendant at the election of the Trustee and the Employer.


                           ARTICLE XVI

            VOTING OF COMPANY STOCK AND TENDER OFFERS

     16.1 Voting of Company Stock. The Sponsor may, in its sole discretion, pass through voting rights relating to Company Stock credited to Members' Accounts; should these voting rights be passed through, the rules outlined in this Section 16.1 shall govern the exercise of such rights. When the Sponsor files preliminary or final proxy solicitation materials with the Securities and Exchange Commission, the Sponsor or its designee shall cause a copy of all materials to be simultaneously sent to the Trustee. Based on these materials, the Sponsor or its designee shall prepare a voting instruction form. At the time of mailing of notice of each annual or special stockholders' meeting of the Sponsor, the Sponsor or its designee shall cause a copy of the notice and all proxy solicitation materials to be sent to each Member with an interest in Company Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the number of full and fractional shares of the Company Stock credited to each Member's Account. The Sponsor or its designee shall provide the Trustee with a copy of any materials provided to the Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to the Members.

     Each Member with an interest in Company Stock held in the Trust shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the number of shares of the Company Stock reflecting such Member's proportional interest in the Company Stock held in the Trust (both vested and unvested). Directions from a Member to the Trustee concerning the voting of the Company Stock shall be communicated in writing, or by mailgram or similar means to the Committee which will in turn notify the Trustee. These directions shall be held in confidence by the Committee and the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person (except to the extent such officer, employee or other person is a Committee member or its designee). Upon its receipt of the directions, the Trustee shall vote the shares of the Company Stock reflecting the Member's proportional interest in the Company Stock held in the Trust as directed by the Member. The Trustee shall vote shares of the Company Stock reflecting such Member's proportional interest in the Company Stock held in the Trust (both vested and unvested) for which it has received no directions from the Member in the same proportion on each issue as it votes those shares for which it received voting directions from Members. The Trustee shall vote shares of the Company Stock not credited to Members' Accounts in the same proportion on each issue as it votes those shares credited to Members' Accounts for which it received voting directions from Members.

     16.2 Tender Offers. Upon commencement of a tender offer for any securities held in the Trust that are the Company Stock, the Sponsor or its designee shall notify each Member of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to each Member the same information that is distributed to other stockholders of the Sponsor in connection with the tender offer, and, after consulting with the Trustee, shall provide and pay for a means by which the Member may direct the Trustee whether or not to tender the Company Stock credited to the Member's vested and unvested Accounts. The Sponsor or its designee shall provide the Trustee with a copy of any material provided to the Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to Members.

     Each Member shall have the right to direct the Trustee to tender or not to tender some or all of the shares of the Company Stock reflecting such Member's proportional interest in the Company Stock held in the Trust (both vested and unvested). Directions from a Member to the Trustee concerning the tender of the Company Stock shall be communicated in writing, or by mailgram or such similar means as is agreed upon by the Trustee and the Sponsor under the preceding paragraph. These directions shall be held in confidence by the Committee and the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder and except to the extent such officer, employee or other person is a Committee member or its designee. The Trustee shall tender or not tender shares of Company Stock as directed by the Member. To the extent that Members fail to affirmatively direct the Trustee or fail to issue valid directions to the Trustee to tender shares of the Company Stock credited to their Accounts, those Members will be deemed to have instructed the Trustee not to tender those shares. Accordingly, the Trustee shall not tender shares of Company Stock credited to a Member's Accounts for which it has received no directions or invalid directions from the Member.

     The Trustee shall tender that number of shares of the Company Stock not credited to Members' Accounts which is determined by multiplying the total number of shares of the Company Stock not credited to Members' accounts by a fraction of which the numerator is the number of shares of the Company Stock credited to Members' accounts for which the Trustee has received valid directions from Members to tender (which directions have not been withdrawn as of the date of this determination) and of which the denominator is the total number of shares of the Company Stock credited to Members' Accounts.

     A Member who has directed the Trustee to tender some or all of the shares of the Company Stock credited to the Member's accounts may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of the Company Stock not credited to Members' Accounts have been tendered, the Trustee shall redetermine the number of shares of the Company Stock that would be tendered under this Section if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of the Company Stock not credited to Members' Accounts necessary to reduce the amount of tendered Company Stock not credited to Members' Accounts to the amount so redetermined. A Member shall not be limited as to the number of directions to tender or withdraw that the Member may give to the Trustee.

     A direction by a Member to the Trustee to tender shares of the Company Stock reflecting the Member's proportional interest in the Company Stock held in the Trust shall not be considered a written election under the Plan by the Member to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Member from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of the Company Stock tendered from that interest.

     16.3 Shares Credited. For all purposes of this Article, the number of shares of the Company Stock deemed credited to a Member's Accounts as of the relevant date (the record date or the date specified in the tender offer) shall be calculated by reference to the number of shares reflected on the books of the transfer agent as of the relevant date. In the case of a tender, the number of shares credited shall be determined as of a date as close as administratively feasible to the relevant date.


     16.4 Conversion. All provisions in this Article shall also apply to any securities received as a result of a conversion of the Company Stock.

     16.5 Named Fiduciary. For purposes of ERISA, each Member shall be the named fiduciary for purposes of Section 403(a)(1) of ERISA in connection with the exercise of voting and tender offer rights relating to shares of the Company Stock credited to the Member's Accounts and any shares of the Company Stock not credited to the Member's Accounts that may be affected by the Member's voting or tender decision.


                          ARTICLE XVII

                MINIMUM DISTRIBUTION REQUIREMENTS


     17.1 General Rules

          (a) Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

          (b) Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

          (c) Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Code.

          (d) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

     17.2 Time and Manner of Distribution.

          (a) Required Beginning Date. The Member's entire interest will be distributed, or begin to be distributed, to the Member no later than the Member's Required Beginning Date.

          (b) Death of Participant Before Distributions Begin. If the Member dies before distributions begin, the Member's entire interest will be distributed, or begin to be distributed, no later than as follows:

               (i) If the Member's surviving spouse is the Member's sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70 1/2, if later.

               (ii) If the Member's surviving spouse is not the Member's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

               (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Member's death, the Member's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

               (iv) If the Member's surviving spouse is the Member's sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this Section 17.2(b)(iv), other than Section 17.2(b)(i), will apply as if the surviving spouse were the Member.

     For purposes of this Section 17.2(b) and Section 17.4, unless Section 17.2(b)(iv) applies, distributions are considered to begin on the Member's Required Beginning Date. If
Section 17.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 17.2(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member's Required Beginning Date (or to the Member's surviving spouse before the date distributions are required to begin to the surviving spouse under
Section 17.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

          (c) Forms of Distribution. Unless the Member's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 17.3 and 17.4. If the Member's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

     17.3 Required Minimum Distributions During Participant's
Lifetime.

          (a)  Amount of Required Minimum Distribution For Each
     Distribution Calendar Year. During the Member's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

               (i) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Member's age as of the Member's birthday in the Distribution Calendar Year; or

               (ii) if the Member's sole Designated Beneficiary for the Distribution Calendar Year is the Member's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Member's and spouse's attained ages as of the Member's and spouse's birthdays in the Distribution Calendar Year.

          (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 17.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Member's date of death.

     17.4 Required Minimum Distributions After Participant's Death.

          (a)  Death On or After Date Distributions Begin.

               (i) Participant Survived by Designated Beneficiary. If the Member dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Member or the remaining Life Expectancy of the Member's Designated Beneficiary, determined as follows:

                    (1) The Member's remaining Life Expectancy is calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

                    (2) If the Member's surviving spouse is the Member's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Member's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                    (3) If the Member's surviving spouse is not the Member's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Member's death, reduced by one for each subsequent year.

               (ii) No Designated Beneficiary. If the Member dies on or after the date distributions begin and there is no Designated
          Beneficiary as of September 30 of the year after the year of the Member's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Participant's
          Account Balance by the Member's remaining Life Expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

          (b)  Death Before Date Distributions Begin.

               (i) Five-Year Default Rule. If the Member dies before the date distributions begin, distribution of the Member's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

               (ii) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Member dies before the date distributions begin, the Member's surviving spouse is the Member's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 17.2(b)(i), this Section 17.4(b) will apply as if the surviving spouse were the Member.

     17.5 Definitions.

          (a) Designated Beneficiary. The individual who is designated as the beneficiary under Section 6.2 and is the designated beneficiary under section 401(a)(9) of the Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

          (b)  Distribution Calendar Year.  A calendar year for which a
     minimum distribution is required.   For distributions beginning
     before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 17.2(b). The required minimum distribution for the Member's first Distribution Calendar Year will be made on or before the Member's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

          (c) Life Expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

          (d) Participant's Account Balance. The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

          (e)  Required Beginning Date.  The date specified in
     Section 6.12.


     IN WITNESS WHEREOF, EOG Resources, Inc. has caused this
Agreement to be executed this 12th day of October 2005, in multiple counterparts, each of which shall be deemed to be an original, to be effective the 1st day of January 2005, except for those provisions which have an earlier effective date provided by law, or as otherwise provided under applicable provisions of this Plan.


                                EOG RESOURCES, INC.

                                By:  /s/ PATRICIA EDWARDS

                                Title:  Vice President, Human Resources,
                                         Administration & Corporate Secretary